    As filed with the Securities and Exchange Commission on October 29, 2004

                                                    Registration No. ___________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[ ]  Pre-Effective Amendment No.               [ ]  Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                               THE MAINSTAY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   51 Madison Avenue, New York, New York 10010
               (Address of Principal Executive Offices) (Zip code)

                  Registrant's Telephone Number: (973) 394-4437

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Sander M. Bieber, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on December 3, 2004 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                               THE MAINSTAY FUNDS

                        MAINSTAY INTERNATIONAL BOND FUND

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (800) 624-6782

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 18, 2005

Dear Shareholder:

      The Board of Trustees of The MainStay Funds ("Trust"), a Massachusetts business trust, has called a Special Meeting of shareholders ("Special Meeting") of MainStay International Bond Fund ("International Bond Fund"). The Special Meeting is scheduled for 9:00 a.m., Eastern time, on January 18, 2005, at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, N.J. 07054.

      The purpose of the Special Meeting is for shareholders to vote on the proposed combination of the International Bond Fund with the MainStay Global High Income Fund ("Global High Income Fund") (each a "Fund" and collectively the "Funds"), also a series of the Trust, in a tax-free reorganization ("Reorganization"). The Board of Trustees of the Trust has reviewed the proposal, and recommends that shareholders approve the proposal.

      If the proposal is approved by shareholders, you will become a shareholder of MainStay Global High Income Fund on the date that the Reorganization occurs. The Board of Trustees believes that shareholders of MainStay International Bond Fund would benefit from combining the Funds because, among other things, it may result in a combined Fund with a larger asset base, which in turn may provide greater investment opportunities and may benefit from economies of scale over the long term.

      Recognizing that there are differences between the two funds, shareholders have the right to exchange within the MainStay Fund family. Reorganization will not affect your right to purchase and redeem shares, to exchange among other MainStay Funds with which you would have been able to exchange prior to the Reorganization at NAV, and to receive dividends and other distributions.

      You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying Proxy Statement/Prospectus describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

      Both MainStay International Bond Fund and MainStay Global High Income Fund invest primarily in non-U.S. fixed-income securities and are managed by the same portfolio management team. However, while there are similarities between the two Funds, you should consider their differences as well. MainStay International Bond Fund invests primarily in higher quality, non-U.S. government debt securities, which are typically denominated in foreign currencies, as well as up to 25% of net assets in high-yield debt securities. MainStay Global High Income Fund invests primarily in high-yield debt securities issued by governments and corporations in developing countries. These securities are typically denominated in U.S. dollars.

      Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries. There are additional risks associated with investing in high-yield bonds. High-yield bonds are generally considered more speculative than higher-quality debt securities and may be subject to greater price volatility and credit risk. A summary of the risks associated with the two Funds is provided below.

RISKS                   INTERNATIONAL BOND FUND        GLOBAL HIGH INCOME FUND
CREDIT RISK             Low/Moderate                   High
CURRENCY RISK           High                           Low/Moderate
INTEREST RATE RISK      Moderate                       Moderate

      For a more detailed comparison of the Funds, please see page 2 of the enclosed Proxy Statement/Prospectus. You are asked to carefully consider this information before casting your vote.

      MainStay Global High Income Fund has historically provided a higher yield and higher total returns compared to MainStay International Bond Fund, commensurate with its risk profile. As of September 30, 2004, the 30-day SEC yield for MainStay Global High Income Fund (Class A) was 6.11%, while the 30-day SEC yield for MainStay International Bond Fund (Class A) was 2.32%.1 Please see page 37 of the enclosed Proxy Statement/Prospectus for a complete discussion of Fund performance.

      After careful consideration, the Board of Trustees unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

      A Proxy Statement/Prospectus that describes the Reorganization in enclosed. Your vote is very important to us regardless of the number of shares of MainStay International Bond Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on January 18, 2005. You may cast your vote by completing, signing, and returning

--------------------------

1 Performance data quoted represents past performance. Past performance is no guarantee of future results. Due to market volatility, current performance may be less or higher than the figures shown. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than the original cost. For current to the most recent month-end performance information, please visit www.mainstayfunds.com. Performance figures reflect certain fee waivers and/or expense limitations. Absent fee waivers and/or expense limitations, the SEC yield for MainStay International Bond Fund would have been 2.22% for Class A shares and the SEC yield for MainStay Global High Income Fund would have been 6.11% for Class A shares. The fee waivers and expense limitations are voluntary and may be discontinued at any time.

the enclosed Proxy card by mail in the envelope provided. If you have any questions before you vote, please contact MainStay Funds by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                             Sincerely,

                                             Gary E. Wendlandt

                                             President
                                             The MainStay Funds

                               THE MAINSTAY FUNDS

                        MAINSTAY INTERNATIONAL BOND FUND

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (800) 624-6782
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       OF MAINSTAY INTERNATIONAL BOND FUND
                         TO BE HELD ON JANUARY 18, 2005

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of the MainStay International Bond Fund ("International Bond Fund"), a series of The MainStay Funds ("Trust"), will be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, N.J. 07054, on January 18, 2005, at 9:00 a.m., Eastern time.

      At the Special Meeting you will be asked to consider and approve the following proposals:

      (1)   To approve an Agreement and Plan of Reorganization providing for:
            (i) the acquisition of all of the assets of the International Bond Fund by the MainStay Global High Income Fund ("Global High Income Fund"), also a series of the Trust, in exchange for shares of the Global High Income Fund and the assumption of all liabilities of the International Bond Fund by the Global High Income Fund; and (ii) the subsequent liquidation of the International Bond Fund;

      (2) To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      You may vote at the Special Meeting if you are the record owner of shares of the International Bond Fund as of the close of business on November 22, 2004 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

      Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

                                          By order of the Board of Trustees

                                          Marguerite E.H. Morrison
                                          Secretary

December 3, 2004

                           PROXY STATEMENT/PROSPECTUS

                                DECEMBER 3, 2004

                               THE MAINSTAY FUNDS

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (800) 624-6782

                              PROXY STATEMENT FOR:
                        MAINSTAY INTERNATIONAL BOND FUND

                                 PROSPECTUS FOR:
                        MAINSTAY GLOBAL HIGH INCOME FUND

                                  INTRODUCTION

      This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Trustees of The MainStay Funds ("Trust"), a Massachusetts business trust, on behalf of the MainStay International Bond Fund ("International Bond Fund"), a series of the Trust, for a Special Meeting of Shareholders of the International Bond Fund ("Special Meeting"). The Special Meeting will be held on January 18, 2005, at 9:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, N.J. 07054. As is more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of the International Bond Fund into the MainStay Global High Income Fund, also a series of the Trust (each a "Fund" and collectively the "Funds").

      Because shareholders of the International Bond Fund are being asked to approve the Reorganization Agreement that will result in a transaction in which the International Bond Fund Shareholders will ultimately hold shares of the Global High Income Fund, this Proxy Statement also serves as a Prospectus for the Global High Income Fund. The International Bond Fund and the Global High Income Fund each offer three classes of shares: Class A shares; Class B shares; and Class C shares (each a "Class"). Holders of a Class of shares of the International Bond Fund will receive the same Class of shares of the Global High Income Fund, in an amount equal to the value of their International Bond Fund shares. No redemption fee or contingent deferred sales charge will be imposed as a result of the Reorganization.

      This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus dated December 3, 2004, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies and restrictions of the Global High Income Fund, see the Prospectus and SAI for the Global High Income Fund dated March 1, 2004, as supplemented from time to time, which are also incorporated by reference. For a more detailed discussion of the investment objectives, policies and restrictions of the International Bond Fund, see the Prospectus and SAI for the International Bond Fund dated March 1, 2004, as supplemented from time to time, which also is incorporated herein by reference.

      Each Fund also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report dated October 31, 2003 and the semi-annual report dated April 30, 2004 for the Global High Income Fund and the International Bond Fund are incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, SAI relating to this Proxy Statement/Prospectus, annual report and semi-annual report for each of the Funds, without charge, by contacting NYLIFE Distributors LLC ("Distributor"), attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

      You may copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
Summary.................................................................................................

         The Reorganization.............................................................................
         Board Recommendations..........................................................................
         The Trust (The MainStay Funds).................................................................
         Comparison of Investment Objectives, Strategies and Management.................................
         Comparison of Fund Characteristics.............................................................
         Credit Rating Comparison of Holdings...........................................................
         Comparison of Fees and Expenses................................................................
         Relative Performance...........................................................................

COMPARISON OF INVESTMENT OBJECTIVES, TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS...........

         Investment Objectives of Each Fund.............................................................
         Primary Investments of Each Fund...............................................................

INFORMATION ABOUT THE REORGANIZATION....................................................................

         The Reorganization Agreement...................................................................
         Reasons for the Reorganization.................................................................
         Board Considerations...........................................................................
         Tax Considerations.............................................................................
         Expenses of the Reorganization.................................................................
         Material Differences in Rights of International Bond Fund Shareholders and
                  Global High Income Fund Shareholders..................................................

HOW TO PURCHASE, SELL AND EXCHANGE SHARES...............................................................

         Before You Invest: Deciding Which MainStay Class of Shares to Buy..............................
         Summary of Important Differences Among Share Classes...........................................
         Class A Share Considerations...................................................................
         Class B Share Considerations...................................................................
         Class C Share Considerations...................................................................
         Information on Sales Charges...................................................................
         Sales Charge Reductions and Waivers on Class A Shares..........................................
         Information on Fees............................................................................
         Compensation to Dealers........................................................................
         Buying, Selling and Exchanging MainStay Funds Shares -
                  How to Open Your MainStay Account.....................................................
         Investment Minimums............................................................................
         Buying and Selling MainStay Shares.............................................................
         Redemptions-in-Kind............................................................................
         The Reinvestment Privilege May Help You Avoid Sales Charges....................................
         Shareholder Services...........................................................................
         General Policies...............................................................................
         Fund Earnings..................................................................................
         Understand the Tax Consequences................................................................

                                                                                                            Page
                                                                                                            ----
ADDITIONAL INFORMATION ABOUT GLOBAL HIGH INCOME FUND.....................................................

         Investment Adviser..............................................................................
         Portfolio Managers..............................................................................
         Performance of the Global High Income Fund......................................................
         Past Performance................................................................................

ADDITIONAL INFORMATION ABOUT THE FUNDS...................................................................

         Financial Highlights............................................................................
         Form of Organization............................................................................
         Distributor.....................................................................................
         Dividends and Other Distributions...............................................................
         Capitalization..................................................................................

OTHER BUSINESS...........................................................................................

GENERAL INFORMATION......................................................................................

         Solicitation of Votes...........................................................................
         Quorum..........................................................................................
         Vote Required...................................................................................
         Effect of Abstentions and Broker "Non-Votes"....................................................
         Adjournments....................................................................................
         Future Shareholder Proposals....................................................................
         Record Date and Outstanding Shares..............................................................
         Security Ownership to Certain Beneficial Owners and Management..................................
         Information About the Funds.....................................................................

EXHIBITS

         Agreement and Plan of Reorganization............................................................
         Financial Highlights............................................................................
         Performance Information.........................................................................

                                     SUMMARY

      This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information; please read each Fund's Prospectus.

THE REORGANIZATION

      At a meeting on September 21, 2004, the Board of Trustees approved the Reorganization Agreement. Subject to the approval of the shareholders of the International Bond Fund, the Reorganization Agreement provides for:

      - the transfer of all of the assets of the International Bond Fund to the Global High Income Fund in exchange for shares of beneficial interest of the Global High Income Fund;

      - the assumption by the Global High Income Fund of all of the liabilities of the International Bond Fund;

      - the distribution of Global High Income Fund shares to the shareholders of the International Bond Fund; and

      -     the complete liquidation of the International Bond Fund.

      The Reorganization is scheduled to be effective upon the close of business on January 21, 2005, or on a later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the International Bond Fund will become the owner of the number of full and fractional shares of the Global High Income Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's International Bond Fund shares as of the close of business on the Closing Date. See "INFORMATION ABOUT THE REORGANIZATION" below. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other series of the Trust with which you would have been able to exchange prior to the Reorganization, and to receive dividends and other distributions. For more information about the characteristics of the classes of shares offered by the Funds see "HOW TO PURCHASE, SELL AND EXCHANGE SHARES" below.

      In considering whether to approve the Reorganization; you should note that:

      - The International Bond Fund and Global High Income Fund each are sub-advised by MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), and the portfolio managers of the International Bond Fund also are co-portfolio managers of the Global High Income Fund;

      -     Both Funds invest primarily in foreign fixed-income securities;

      - Although the International Bond Fund's portfolio securities generally are of a higher credit quality than those of the Global High Income Fund, NYLIM and MacKay Shields believe that shareholders of the International Bond Fund will benefit from the focus on fundamental economic and credit analysis by the Global High Income Fund's management team;

      - The Funds have identical purchase options, exchange rights and redemption procedures;

      - The Global High Income Fund is the larger of the two Funds ($88.3 million in net assets for the Global High Income Fund versus $37.9 million in net assets for the International Ben Fund as of September 30, 2004).

            million in net assets as of September 30, 2004).

      - NYLIM has contractually agreed to reimburse the combined Global High Income Fund's total annual operating expenses through October 31, 2006, to the extent that they exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and C shares.

      Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the International Bond Fund entitled to vote and present in person or by proxy. See "General Information" below.

BOARD RECOMMENDATIONS

      For the reasons set forth below under the heading "Reasons For the Reorganization," the Trustees, including all of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) ("Independent Trustees"), have concluded that the Reorganization would be in the best interests of the shareholders of the International Bond Fund and that the interests of the International Bond Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the International Bond Fund.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

THE TRUST (THE MAINSTAY FUNDS)

      The MainStay Global High Income Fund is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust. The MainStay International Bond Fund also is a series of the Trust. The Trust offers redeemable shares in different series and classes. The MainStay International Bond Fund and MainStay Global High Income Fund each offer three classes of shares: Class A, Class B and Class C shares.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT

      This section will help you compare the investment objectives and principal investment strategies of the International Bond Fund and the Global High Income Fund. Please be aware this is only a brief discussion. More information may be found in each Fund's Prospectus.

                                          INTERNATIONAL BOND FUND                        GLOBAL HIGH INCOME FUND
                                ----------------------------------------        --------------------------------------
INVESTMENT OBJECTIVE            To seek to provide competitive overall          To seek to provide maximum current
                                return commensurate with an acceptable          income by investing primarily in
                                level of risk by investing primarily in         high-yield debt securities of non-U.S.
                                a portfolio of non-U.S. (primarily              issuers. Capital appreciation is a
                                government) debt securities.                    secondary objective.

PRINCIPAL INVESTMENT            The Fund normally invests at least 80%          The Fund normally invests at least 65%
STRATEGIES                      of its assets in debt securities.               of its assets in high-yield securities.
                                Normally, the Fund invests in debt              Normally, the Fund invests in debt
                                securities of foreign governments,              securities issued by governments, and
                                agencies and supranational                      their agencies and authorities, and
                                organizations, and secondarily in debt          corporations that are located in at
                                securities of corporate issuers, located        least three different countries.
                                in a variety of countries with a minimum
                                of five countries other than the United         -     The Fund focuses on debt
                                States. This includes countries with                  securities that generally are
                                established economies as well as                      rated in the lower rating
                                emerging market countries that the                    categories of Mood's or S&P, or
                                Fund's Subadvisor believes present                    if unrated, are deemed to be
                                favorable opportunities.                              comparable by the Fund's
                                                                                      Subadvisor, MacKay Shields.
                                The Fund's principal investments also

                                         INTERNATIONAL BOND FUND                         GLOBAL HIGH INCOME FUND
                                --------------------------------------          ----------------------------------------
                                include high-yield debt securities              -     The Fund principally invests in
                                (limited to 25% of net assets) rated                  countries that are considered
                                below BBB by Standard and Poor's ("S&P)               emerging markets, and may invest
                                or Baa by Moody's Investors Service,                  in countries with established
                                Inc. ("Moody's") or, if unrated,                      economies, that the Fund's
                                determined by the Fund's Subadvisor,                  Subadvisor believes present
                                MacKay Shields, to be of comparable                   favorable opportunities.
                                quality, and mortgage-related and
                                asset-backed securities. The Fund's             -     The Fund's principal investments
                                principal investments may have fixed,                 include yankee
                                variable, floating or inverse floating                (dollar-denominated) debt
                                rates of interest.                                    securities, Brady Bonds and
                                                                                      derivative instruments, such as
                                                                                      floaters, including inverse
                                                                                      floaters, swaps, futures and
                                                                                      options.

                                                                                -     The Fund may buy and sell currency
                                                                                      on a spot basis and enter into
                                                                                      foreign currency forward
                                                                                      contracts. The Fund may also buy
                                                                                      foreign currency options. These
                                                                                      techniques may be used for any
                                                                                      legally permissible purpose,
                                                                                      including to increase the Fund's
                                                                                      return

INVESTMENT MANAGER              NYLIM                                           NYLIM

SUBADVISOR                      MacKay Shields LLC                              MacKay Shields LLC

PORTFOLIO MANAGERS              Joseph Portera and Gary Goodenough              Joseph Portera, Gary Goodenough and
                                                                                Jeffrey H. Saxon

      As the above chart illustrates, the Funds invest in similar types of securities (i.e., foreign fixed-income securities). Because both Funds invest in foreign securities, both are subject to similar risks, including: (i) fluctuating currency values; (ii) less liquid trading markets; (iii) greater price volatility; (iv) political and economic instability; (v) less publicly available information about issuers; (vi) changes in U.S. or foreign tax law or currency laws; and (vii) changes in monetary policy. Both Funds also are "non-diversified," meaning that they may invest a greater percentage of their assets than other funds in a particular issuer. This may make the Funds more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political and regulatory concerns.

      Key differences among the Funds are highlighted below:

      - Concentration of Investments in Emerging Market Countries. Because both Funds invest in foreign securities, both are subject to similar risks, including those noted above. One important difference in the Funds, however, is that the Global High Income Fund invests a larger portion of its assets in countries considered to be emerging markets, whereas the International Bond Fund has a higher concentration of investments in developed market countries. The risks associated with investing in foreign securities are likely to be greater in emerging market countries than in developed market countries.

      - Investment in High-Yield Securities. Another difference between the Funds is that the Global High Income Fund, as part of its investments in debt securities, invests a greater portion of its assets in securities rated lower than Baa by Moody's Investor Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's ("S&P") (sometimes referred to as "high yield" or "junk" bonds) than the International Bond Fund. High-yield securities generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate or "yield" because of this increased risk of loss. They also may be subject to greater price volatility. The Global High

            Income Fund normally invests at least 65% of its assets in high-yield securities, while the International Bond Fund's investment in high-yield securities is limited to 25% of the Fund's net assets.

      - Differences in Investment Objectives. The International Bond Fund's investment objective is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities. The Global High Income Fund, however, seeks to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

      - Non-Fundamental Policies Relating to Fund Names. The International Bond Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in debt securities. The Fund must provide shareholders with at least 60 days prior notice of any change in this policy. The Global High Income Fund has not adopted a similar non-fundamental investment policy.

COMPARISON OF FUND CHARACTERISTICS

      The following table compares certain characteristics of the International Bond Fund and the Global High Income Fund as of September 30, 2004.

                                               INTERNATIONAL BOND FUND                    GLOBAL HIGH INCOME FUND
                                      ----------------------------------------    ------------------------------------
NET ASSETS                                          $37.9 million                              $88.3 million

NUMBER OF HOLDINGS                                        84                                        91

AVERAGE DURATION                                      5.5 years                                  6.6 years

AVERAGE MATURITY                                      7.7 years                                  13 years

TOP COUNTRIES                         Germany                          (22.5%)    Brazil                       (23.3%)
                                      Spain                             (9.2%)    Russia                       (12.3%)
(as a percentage of net assets):      United Kingdom                    (7.7%)    Venezuela                     (6.7%)
                                      Italy                             (5.8%)    Turkey                        (6.5%)
                                      France                            (4.9%)    Columbia                      (5.6%)
                                      Canada                            (4.7%)    Mexico                        (3.9%)
                                      Netherlands                       (3.6%)    Peru                          (3.9%)
                                      Denmark                           (3.3%)    Philippines                   (3.9%)
                                      Japan                             (3.0%)    Germany                       (3.8%)
                                      Sweden                            (2.8%)    Ecuador                       (3.7%)

TOP 10 HOLDINGS                       Bonos Y Obligacion del           (7.06%)    Russian Federation           (8.59%)
                                      Estado 4.75% 7/30/14                        5.00% till 3/31/07 then
(as a percentage of net assets):                                                  7.50% 3/31/30

                                      Deutsche Bundesrepublik          (6.71%)    Republic of Brazil           (4.74%)
                                      5.25% 1/4/08                                8.00% 4/15/14

                                      Buoni Poliennali del Tesero      (4.93%)    Republic of Venezuela        (4.14%)
                                      5.50% 11/1/10                               9.25% 9/15/27

                                               INTERNATIONAL BOND FUND                    GLOBAL HIGH INCOME FUND
                                      ----------------------------------------    ------------------------------------
                                      Deutsche Bundesrepublik          (4.79%)    United Mexican States        (3.18%)
                                      5.25% 1/4/08                                8.125% 12/30/19

                                      United Kingdom Treasury          (3.25%)    Republic of Brazil           (2.99%)
                                      Bond 4.25% 6/7/32                           9.375% 4/7/08

                                      KfW Kreditanstalt fuer           (2.98%)    Republic of Brazil           (2.51%)
                                      Wiederaufbau 4.75% 8/18/06                  11.00% 8/17/40

                                      Government of France 5.25%       (2.46%)    Pemex Project Funding        (2.47%)
                                      4/25/08                                     Master Trust 7.375%
                                                                                  12/15/14

                                      Kingdom of Denmark 5.00%         (2.34%)    Republic of Ecuador          (2.36%)
                                      11/15/13                                    7.00% till 8/15/04 then
                                                                                  8.00% 8/15/30

                                      Hellenic Republic 5.90%          (2.28%)    Republic of Peru 4.50%       (2.26%)
                                      10/22/22                                    till 3/07/05 then 5%
                                                                                  3/7/17

                                      Stadshypotek AB 6.00%            (2.26%)    Republic of Brazil           (2.14%)
                                      3/15/06                                     11.00% 1/11/12

CREDIT RATING COMPARISON OF HOLDINGS

      The following table compares the credit rating of the securities held by the Funds to help you compare the credit risk presented by the two Funds. Generally, the lower the rating, the greater the credit risk presented by an instrument (CCC is the lowest rating shown and AAA is the highest). Normally, lower rated securities pay higher rates of interest. As of September 30, 2004, the percentage of each Fund's assets invested in securities with the following ratings (based on month-end holdings) were as follows:

S&P RATING        INTERNATIONAL BOND FUND      GLOBAL HIGH INCOME FUND
-------------     -----------------------      -----------------------
     AAA                   49.2%                        2.7%
      AA                   22.9%                        2.4%
      A                     9.9%                        0.5%
     BBB                    6.0%                        7.7%
      BB                    4.0%                       33.4%
      B                     4.9%                       39.3%
CCC and below               0.3%                       14.0%

COMPARISON OF FEES AND EXPENSES

      The following discussion describes and compares the fees and expenses of the Funds. Expenses of the Funds are based upon the operating expenses for the period ended April 30, 2004. Pro forma fees show estimated fees of the Global High Income Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

           SHAREHOLDER FEES                                                                         PRO FORMA COMBINED
    (FEES PAID DIRECTLY FROM YOUR           INTERNATIONAL BOND          GLOBAL HIGH INCOME          GLOBAL HIGH INCOME
             INVESTMENTS)                         FUND                         FUND                         FUND
-----------------------------------------   ------------------          ------------------          ------------------
Maximum Sales Charge (Load)                 Class A                     Class A                     Class A
Imposed on Purchases                        4.50%                       4.50%                       4.50%

                                            Class B                     Class B                     Class B
                                            None                        None                        None

                                            Class C                     Class C                     Class C
                                            None                        None                        None

Maximum Deferred Sales Charge               Class A                     Class A                     Class A
(Load) (as a percentage the lesser of the   None                        None                        None
original offering price or
redemption proceeds)+

                                            Class B                     Class B                     Class B
                                            5.00%                       5.00%                       5.00%

                                            Class C                     Class C                     Class C
                                            1.00%                       1.00%                       1.00%

Exchange Fee(1)                             Class A                     Class A                     Class A
                                            None                        None                        None

                                            Class B                     Class B                     Class B
                                            None                        None                        None

                                            Class C                     Class C                     Class C
                                            None                        None                        None

Maximum Account Fee                         Class A                     Class A                     Class A
                                            None                        None                        None

                                            Class B                     Class B                     Class B
                                            None                        None                        None

                                            Class C                     Class C                     Class C
                                            None                        None                        None

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

+ Generally, Class A shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

                                                                                                             PRO FORMA
 ANNUAL FUND OPERATING EXPENSES                                                                              COMBINED
(EXPENSES THAT ARE DEDUCTED FROM                                                                        GLOBAL HIGH INCOME
           FUND ASSETS)                 INTERNATIONAL BOND FUND            GLOBAL HIGH INCOME FUND            FUND
--------------------------------     ------------------------------    ----------------------------   ----------------------
Management Fees                      Class A               0.70%(1)    Class A             0.70%(2)   Class A       0.70%(2)
                                     Class B               0.70%(1)    Class B             0.70%(2)   Class B       0.70%(2)
                                     Class C               0.70%(1)    Class C             0.70%(2)   Class C       0.70%(2)
Distribution (12b-1) Fees(3)         Class A               0.25%       Class A             0.25%      Class A       0.25%
                                     Class B               1.00%       Class B             1.00%      Class B       1.00%
                                     Class C               1.00%       Class C             1.00%      Class C       1.00%
Other Expenses                       Class A               1.16%       Class A             0.68%      Class A       0.61%
                                     Class B               1.16%       Class B             0.68%      Class B       0.61%
                                     Class C               1.16%       Class C             0.68%      Class C       0.61%
Total Annual Operating Expenses      Class A               2.11%(4)    Class A             1.63%(5)   Class A       1.56%(6)
                                     Class B               2.86%(4)    Class B             2.38%(5)   Class B       2.31%(6)
                                     Class C               2.86%(4)    Class C             2.38%(5)   Class C       2.31%(6)

(1) The management fee for the International Bond Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million. Effective August 1, 2004, NYLIM has voluntarily agreed to waive 0.10% of its management fee. This voluntary management fee waiver may be discontinued at any time without notice.

(2) The management fee for the Global High Income Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Funds, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(4) Prior to December 1, 2004, NYLIM had voluntarily agreed to reimburse the International Bond Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. As a result, for the fiscal period ended October 31, 2003, the management fee paid was 0.29%, and total annual fund operating expenses were 1.70% for Class A shares and 2.45% for Class B and C shares. Effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the International Bond Fund's expenses to the extent that total annual fund operating expenses exceed 1.40% of average daily net assets for Class A shares and 2.15% of average daily net assets for Class B and C shares. These voluntary expense limitations may be discontinued at any time without notice.

(5) Prior to December 1, 2004, NYLIM had voluntarily agreed to reimburse the Global High Income Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. Effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the Global High Income Fund's expenses to the extent that total annual fund operating expenses exceed 1.51% of average daily net assets for Class A shares and 2.26% of average daily net assets for Class B and C shares. These voluntary expense limitations may be discontinued at any time without notice.

(6) NYLIM has contractually agreed to reimburse the combined Global High Income Fund's total annual operating expenses through October 31, 2006, to the extent that they exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and C shares.

EXAMPLE

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Fund and Class                   1 year                      3 years                     5 years                   10 years
--------------           --------------------------  --------------------------  ------------------------- -------------------------
                                        Assuming                    Assuming                   Assuming                  Assuming
                                       Redemption                  Redemption                 Redemption                Redemption
                         Assuming no  at the end of  Assuming no  at the end of  Assuming no at the end of Assuming no at the end of
                         redemption   each period    redemption   each period    redemption  each period   redemption  each period
INTERNATIONAL BOND FUND
     Class A(1)             $654          $654          $1,081       $1,081         $1,533      $1,533        $2,782      $2,782
     Class B(1)             $289          $789          $  886       $1,186         $1,508      $1,708        $3,008      $3,008
     Class C(1)             $289          $389          $  886       $  886         $1,508      $1,508        $3,185      $3,185

GLOBAL HIGH INCOME FUND
     Class A(1)             $608          $608          $  941       $  941         $1,297      $1,297        $2,296      $2,296
     Class B(1)             $241          $741          $  742       $1,042         $1,270      $1,470        $2,530      $2,530
     Class C(1)             $241          $341          $  742       $  742         $1,270      $1,270        $2,716      $2,716

PRO  FORMA   GLOBAL
HIGH INCOME FUND(2)
     Class A(1)             $602          $602          $  920       $  920         $1,262      $1,262        $2,223      $2,223
     Class B(1)             $234          $734          $  721       $1,021         $1,235      $1,435        $2,458      $2,458
     Class C(1)             $234          $334          $  721       $  721         $1,235      $1,235        $2,646      $2,646

-----------------------
(1)   Does not reflect fee waiver.

(2) Assuming the reorganization of the International Bond Fund into the Global High Income Fund.

      The management fee for the International Bond Fund and the Global High Income Fund is an annual percentage of each Fund's average daily net assets as follows: 0.70% up to $500 million and 0.65% in excess of $500 million. Effective August 1, 2004, NYLIM has voluntarily agreed to waive an additional 0.10% of the management fee paid by the International Bond Fund. This voluntary management fee waiver may be discontinued at any time without notice.

      Effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the International Bond Fund's expenses to the extent that total annual fund operating expenses exceed 1.40% of average daily net assets for Class A shares and 2.15% of average daily net assets for Class B and C shares. Similarly, effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the Global High Income Fund's expenses to the extent that total annual fund operating expenses exceed 1.51% of average daily net assets for Class A shares and 2.26% of average daily net assets for Class B and C shares. These voluntary expense limitations may be discontinued at any time without notice.

      NYLIM pays MacKay Shields a sub-advisory fee of 0.45% and 0.35% of the average daily net assets of the International Bond Fund and the Global High Income Fund, respectively, for its services as a Subadvisor to the Funds. To the extent that NYLIM voluntarily waives expenses related to the Funds, MacKay Shields has voluntarily agreed to reimburse or waive its fee proportionately.

      If the Reorganization is approved by shareholders, NYLIM has contractually agreed to reimburse the combined Global High Income Fund's total annual operating expenses through October 31, 2006, to the extent that they exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and C shares.

RELATIVE PERFORMANCE

      The following table shows the average annual total return for Class B shares of each Fund and each Fund's comparative index since the inception of the Funds. Performance data for other classes will vary based on differences in their fee and expense structures. Average annual total return is shown for each calendar year since 1995 in the case of the International Bond Fund (which commenced operation on September 13, 1994) and since 1999 in the case of the Global High Income Fund (which commenced operation on June 1, 1998). The indices listed below have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

                                                    CITIGROUP(R) NON-
                                                    U.S. DOLLAR WORLD                                      JPMORGAN EMBI
CALENDAR YEAR/              INTERNATIONAL BOND       GOVERNMENT BOND           GLOBAL HIGH INCOME       GLOBAL  DIVERSIFIED
PERIOD ENDED                      FUND                  INDEX(1)                     FUND                   INDEX (2)
--------------              ------------------      -----------------         ------------------       -------------------
12/31/95                        17.96%                   19.55%                      n/a                       n/a
12/31/96                        13.13%                    4.08%                      n/a                       n/a
12/31/97                         1.15%                   -4.26%                      n/a                       n/a
12/31/98                        10.79%                   17.79%                      n/a                       n/a
12/31/99                        -8.94%                   -5.07                     17.01%                    19.56%

12/31/00                           -6.22%                    -2.63%                    8.58%                   12.68%
12/31/01                            0.48%                    -3.54%                   12.69%                    9.70%
12/31/02                           15.01%                    21.99%                   10.33%                   13.65%
12/31/03                           15.33%                    18.52%                   30.69%                   22.21%

-----------------------

(1) The Citigroup(R) Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(2) The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

     COMPARISON OF INVESTMENT OBJECTIVES, TECHNIQUES AND PRINCIPAL RISKS OF
                             INVESTING IN THE FUNDS

      The following discussion comparing investment objectives, techniques, restrictions, and principal risks of the International Bond Fund and the Global High Income Fund is based upon and qualified in its entirety by the respective investment objectives, techniques, restrictions and principal risks sections of the Prospectuses of the International Bond Fund and the Global High Income Fund, each dated March 1, 2004.

INVESTMENT OBJECTIVES OF EACH FUND

      The investment objective of the International Bond Fund is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities. The investment objective of the Global High Income Fund it to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

PRIMARY INVESTMENTS OF EACH FUND

      The International Bond Fund normally invests at least 80% of its assets in debt securities. Normally, the Fund invests in debt securities of foreign governments, agencies and supranational organizations, and secondarily in debt securities of corporate issuers, located in a variety of countries with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Fund's Subadvisor believes present favorable opportunities. The Fund's principal investments also include high-yield debt securities (limited to 25% of net assets) rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Fund's Subadvisor, to be of comparable quality, and mortgage-related and asset-backed securities. The Fund's principal investments may have fixed, variable, floating or inverse floating rates of interest.

      The Global High Income Fund normally invests at least 65% of its assets in high-yield securities. Normally, the Fund invests in debt securities issued by governments, and their agencies and authorities, and corporations that are located in at least three different countries. The Fund focuses on debt securities that generally are rated BBB by S&P or Baa by Moody's, or if unrated, determined by the Fund's Subadvisor to be of comparable quality. The Fund principally invests in countries that are considered emerging markets, and may invest in countries with established economies, that the Fund's Subadvisor believes present favorable opportunities. The Fund's principal investments include yankee (dollar-denominated) debt securities, Brady Bonds and derivative instruments, such as floaters, including inverse floaters, swaps, futures and options. The

Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts. The Fund may also buy foreign currency options. These techniques may be used for any legally permissible purpose, including increasing the Fund's return.

      Further information about each Fund's principal investment strategies and risks is set forth below.

Debt Securities. Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:

    -     bonds;

    -     notes; and

    -     debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include:

    - Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

    - Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

    - Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

    - Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Foreign Securities. Each Fund invests in foreign securities. Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the U.S. but are denominated in U.S.

dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

As is noted above, the Global High Income Fund invests a larger portion of its assets in countries considered to be emerging markets, whereas the International Bond Fund has a higher concentration of investments in developed market countries. The risks associated with investing in foreign securities are likely to be greater in emerging market countries than in developed market countries.

High Yield Securities ("Junk Bonds"). The Global High Income Fund normally invests at least 65% of its assets in debt securities, including short term instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Subadvisor. The International Bond Fund also may invest up to 25% of its net assets in such "high-yield" debt securities. The lower the ratings of debt securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment grade characteristics. The Fund may invest in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

Municipal Securities. The International Bond Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the debt securities offered and the rating of the issue or issues.

Derivatives. Both of the Funds may invest in derivatives, including floaters (including inverse floaters), foreign currency options, foreign currency forward contracts, securities and securities index options, futures contracts and related options, and mortgage-related and asset-backed securities.

The value of derivative securities is based on certain underlying securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. A Fund could also lose money if the counter-party to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the interest rate to which the inverse floater is indexed.

Swap Agreements. Each Fund may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding a desired return.

Whether a Fund's use of swap agreements will be successful will depend on whether the Subadviser correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax consequences to swap agreements.

Mortgage-Related and Asset-Backed Securities. Each Fund may purchase mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

Mortgage Dollar Rolls and Securities Lending. Each Fund may use mortgage dollar rolls and portfolio securities lending techniques. In a mortgage dollar roll, a Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. A Fund's use of securities lending also presents certain risks. In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or to other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially.

Loan Participation Interests. Each Fund may invest in loan participation interests. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan.

Restricted Securities. Each Fund may invest in restricted securities which are those securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Restricted securities are subject to legal restrictions on their sale (other than those eligible for resale pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Illiquid Securities or Restricted Securities. Each Fund may invest in illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by the federal securities laws. Illiquid securities are securities that have no ready market.

Temporary Defensive Investments. In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

      The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix A.

      The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of the International Bond Fund in exchange for shares of beneficial interest of the Global High Income Fund and the assumption by the Global High Income Fund of all of the International Bond Fund liabilities; and (ii) the distribution of shares of the Global High Income Fund to shareholders of the International Bond Fund, as provided for in the Reorganization Agreement. The International Bond Fund will then be liquidated.

      After the Reorganization, each shareholder of the International Bond Fund will own shares of the Global High Income Fund having an aggregate value equal to the aggregate value of the shares in the International Bond Fund held by that shareholder as of the Closing Date. The International Bond Fund and the Global High Income Fund each offer three classes of shares: Class A shares; Class B shares; and Class C shares. Holders of a Class of shares of the International Bond Fund will receive the same Class of shares of the Global High Income Fund in an amount equal to the value of their International Bond Fund shares.

      Until the Closing Date, shareholders of the International Bond Fund will continue to be able to redeem or exchange their shares. Redemption requests received after the Closing Date will be treated as requests received by the Global High Income Fund for the redemption or exchange of its shares.

      The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the International Bond Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

      The Reorganization is one of several reorganizations that are planned among the MainStay Family of Funds. NYLIM has proposed the consolidation of several of the MainStay Family of Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the MainStay Family of Funds, thereby eliminating inefficiencies and confusion about overlapping funds. NYLIM also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

      The proposed Reorganization was presented to the Board of Trustees of the Trust for consideration at a meeting held on September 21, 2004. For the reasons discussed below, the Trustees, including all of the Independent Trustees, determined that the interests of the shareholders of the International Bond Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund.

      The Reorganization will allow the International Bond Fund's shareholders to continue to participate in a professionally-managed portfolio that invests primarily in foreign fixed-income securities. Though the International Bond Fund tends to invest in securities of a higher credit quality than the Global High Income Fund, each Fund's portfolio management team emphasizes fundamental economic and credit analysis as well as maintaining corporate and sovereign liquidity.

      The Reorganization also will result in lower expenses for shareholders. Following the Reorganization, NYLIM has contractually agreed to reimburse the combined Global High Income Fund's total annual operating expenses through October 31, 2006, to the extent that they exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and C shares. This will result in lower total annual operating expenses for shareholders of the International Bond Fund. Moreover, although NYLIM already has voluntarily limited total operating expenses of the Global High Income Fund to this level, existing shareholders of the Global High Income Fund will benefit by NYLIM's agreement to contractually limit these expenses.

      As shareholders of the Global High Income Fund, shareholders will be able to continue to exchange into the MainStay Family of Funds that offer the same Class of shares in which such shareholder is currently invested.

BOARD CONSIDERATIONS

      The Board of Trustees of the Trust, in recommending the proposed transaction, considered a number of factors, including the following:

      - the similarity of investment objectives and strategies of the Global High Income Fund with those of the International Bond Fund;

      - the relative investment performance of the Global High Income Fund as compared to the International Fund;

      - expense ratios and information regarding fees and expenses of the International Bond Fund and the Global High Income Fund;

      - the plans of management to reduce overlap in funds in the MainStay Family of Funds;

      - the potential benefits of the transaction to shareholders, including the potential benefits discussed above;

      -     the relative size of the Funds;

      - whether the Reorganization would dilute the interests of the International Bond Fund's current shareholders;

      - the fees or expenses that will be borne directly or indirectly by the Funds in connection with the merger; and

      - the tax consequences of the Reorganization to the International Bond Fund and its shareholders, including the tax-free nature of the transaction.

      The Board of Trustees also considered the future potential benefits to the Manager in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS

      The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the International Bond Fund nor its shareholders, nor the Global High Income Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

      Immediately prior to the Reorganization, the International Bond Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the International Bond Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the International Bond Fund's shareholders.

EXPENSES OF THE REORGANIZATION

NYLIM will bear the cost of the Reorganization.

MATERIAL DIFFERENCES IN RIGHTS OF INTERNATIONAL BOND FUND SHAREHOLDERS AND GLOBAL HIGH INCOME FUND SHAREHOLDERS

Each Fund is organized as a series of a Massachusetts business trust and is governed by the same Declaration of Trust and Bylaws. As such, there are no material differences in the rights of either Fund's shareholders.

                    HOW TO PURCHASE, SELL AND EXCHANGE SHARES

      The following pages are intended to help you understand the costs associated with buying, holding and selling your Global High Income Fund investments.

      BEFORE YOU INVEST:

      DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

      This Proxy Statement/Prospectus offers Class A, B and C shares of the Global High Income Fund. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary.

      The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

            -     how much you plan to invest;

            -     how long you plan to hold your shares;

            -     total expenses associated with each class of shares;

            - whether you qualify for any reduction or waiver of sales charge.

      As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of the Global High Income Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for the Fund are presented earlier in this Proxy Statement/Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

      DISTRIBUTION AND/OR SERVICE (12B-1) FEE-named after the SEC rule that permits their payment, "12b-1 fees" are paid by the Global High Income Fund to Distributor for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

      The key point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

      In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Global High Income Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for the Fund are presented earlier in this Proxy/Statement Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

      INITIAL SALES CHARGE-also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

      CONTINGENT DEFERRED SALES CHARGE-also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

      Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail herein. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

SUMMARY OF IMPORTANT DIFFERENCES AMONG SHARE CLASSES

                                                                 CLASS A              CLASS B               CLASS C
Initial sales charge                                               Yes                   No                   No
Contingent deferred sales charge                                 None (1)          Sliding scale         1% on sale of
                                                                                  during the first    shares held for one
                                                                                  six years after        year or less
                                                                                      purchase

Ongoing                                                           0.25%                0.75%                 0.75%
service                                                                             distribution         distribution
and/or                                                                           and 0.25% service     and 0.25% service
distribution fee                                                                   (1.00% total)         (1.00% total)
(Rule 12b-1 fee)

Shareholder service fee                                           None                  None                 None

Redemption fee                                                    None                  None                 None

Conversion feature                                                 No                   Yes                   No

Purchase maximum(2)                                               None                $100,000             $500,000

1. Except on certain redemptions on purchases of $1 million or more made without an initial sales charge.

2.    Per transaction. Does not apply to purchases by certain retirement plans.

      The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, the Global High Income Fund has a sales charge and expense structure that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than 6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less).

CLASS A SHARE CONSIDERATIONS

      When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Reducing the Initial Sales Charge on Class A Shares").

      Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

      You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

      Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares of the Fund will be more economical than Class B if you intend to invest and hold for a long-term period more than $100,000. There may be other circumstances under which Class B shares are not the most economical choice; you should analyze your particular situation and options carefully with your financial advisor before you invest.

      The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

      In most circumstances, you will pay a contingent deferred sales charge
(CDSC) if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

      Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

      If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

      When you sell Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the 'original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

      Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces service and/or distribution fees.

      If you owned your Class B shares of the Fund on October 24, 1997, when the conversion feature was implemented, they will be converted on or about December 31, 2005.

      The Fund expects all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Funds reserve the right to modify or eliminate this share class conversion feature.

CLASS C SHARE CONSIDERATIONS

      You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

      In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

      As is the case with Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

      Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

      The Fund will generally not accept a purchase order for Class C shares in the amount of $500,000 or more.

INFORMATION ON SALES CHARGES

      Class A Shares

      The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.



                                                        SALES CHARGES AS A PERCENTAGE OF               TYPICAL DEALER
                                                        --------------------------------              CONCESSION AS A %
                                                    OFFERING PRICE            NET INVESTMENT          OF OFFERING PRICE
PURCHASE AMOUNT
Less than $100,000                                      4.50%                      4.71%                    4.00%
$100,000 to $249,999                                    3.50%                      3.63%                    3.00%
$250,000 to $499,999                                    2.50%                      2.56%                    2.00%
$500,000 to $999,999                                    2.00%                      2.04%                    1.75%
$1,000,000 or more**                                    None                       None                     None

      ** No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

      Class B Shares

      Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                                                                         CONTINGENT DEFERRED SALES CHARGE
                                                                                         (CDSC) AS A % OF AMOUNT REDEEMED
FOR SHARES SOLD IN THE:                                                                          SUBJECT TO CHARGE
First year                                                                                             5.00%
Second year                                                                                            4.00%
Third year                                                                                             3.00%
Fourth year                                                                                            2.00%
Fifth year                                                                                             2.00%
Sixth year                                                                                             1.00%
Thereafter                                                                                             None

      There are exceptions, which are described in the Statement of Additional
                                  Information.

      Class C Shares

      Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

      Computing Contingent Deferred Sales Charge on Class B and Class C

      A CDSC may be imposed on redemptions of Class B and Class C shares of the Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

      However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

      - the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

      - the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

      - increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

      There are exceptions, which are described in the Statement of Additional Information.

SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES

      Reducing the Initial Sales Charge on Class A Shares through Breakpoint Discounts

      As the sales charge tables above show, the larger your investment, the lower your initial sales charge on Class A shares. There is no initial sales charge for investments of $1 million or more. Each investment threshold that qualifies for a lower sales charge is known as a "breakpoint." You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:

      Letter of Intent

      A "letter of intent" allows you to qualify for a breakpoint discount with respect to a current purchase, based on the total amount of purchases you intend to make in the near future. You can sign a Letter of Intent, in which you agree to invest a certain amount (your goal) in one or more series of the Trust ("MainStay Funds") over a 24-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal (but you will not be entitled to a rebate of any sales charge paid on those purchases). Your goal must be at least $100,000, and, if you do not meet your goal within the 24-month period, the higher sales charge will be deducted from your account.

      Rights of Accumulation

      A "right of accumulation" allows you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases. You can count towards the amount of your investment your total account value in all share classes of MainStay Funds (except shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund that were not previously invested in another MainStay Fund). For example, if you have $45,000 invested in Class C shares of each of two different MainStay Funds and you wish to invest an additional $10,000 in one of those Funds or another MainStay Fund, you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $100,000 investment. We may terminate or change this privilege at any time upon written notice.

      Combine with Family Members

      You can also count towards the amount of your investment all investments in one or more of the MainStay Funds, in any class of shares, by your spouse and your children under age 21 ("Family Members"), including their Rights of Accumulation and goals under a Letter of Intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "Purchase, Redemption, Exchanges and Repurchase-Reduced Sales Charges" in the Statement of Additional Information.

      Your Responsibility

      To receive the reduced sales charge, you must tell your financial advisor or us about any eligible amounts under Rights of Accumulation or a Letter of Intent that you and your Family Members have at the time of your initial or subsequent purchase. For example, if an initial investment that was less than $1 million grows to over $1 million, you must tell us that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment. IF YOU DO NOT LET YOUR FINANCIAL ADVISOR OR US KNOW OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. You may be required to provide verification of holdings (such as copies of documents that reflect the original purchase cost of your other holdings) that qualify you for a sales charge reduction.

      Group Retirement Plan Purchases

      You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

                  -     50 or more participants; or

                  - an aggregate investment in shares of any class of the Funds of $1,000,000 or more.

      If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

      Purchases Through Financial Services Firms

      You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Trust has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

      529 Plans

      When shares of the Fund are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

      Other Waivers

      There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Trust and of New York Life and their affiliates. These categories are described in the Statement of Additional Information.

      Contingent Deferred Sales Charge

      If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

      For more information about these considerations, call your financial advisor or the Funds' transfer agent, MainStay Shareholder Services (MSS), a division of NYLIM Service Company LLC and an affiliate of NYLIM, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase-Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.

INFORMATION ON FEES

      Rule 12b-1 Plans

      The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A plan typically provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

COMPENSATION TO DEALERS

      Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

   - The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

   - The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

   - From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

   - The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

   - The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

   - In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

   - The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

      Payments made from the Distributor's or an affiliate's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemptions. For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor.

BUYING, SELLING AND EXCHANGING MAINSTAY FUNDS SHARES

HOW TO OPEN YOUR MAINSTAY ACCOUNT

      Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Fund, P.O. Box 8401, Boston, Massachusetts 02266-8401. If your initial investment is at least $5,000, have your financial advisor place your order by phone. If you place your order by phone, MSS must receive your completed application and check in good order within three business days.

      Good order means all the necessary information, signatures and documentation have been received.

      All Classes

      You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

      When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

   -     Name;

   -     Date of birth (for individuals);

   - Residential or business street address (although post office boxes are still permitted for mailing); and

   - Social security number, taxpayer identification number, or other identifying number.

      You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

      FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

      After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

      The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also accept additional investments of smaller amounts at their discretion.

      Class A, B and C Shares

      The following minimums apply if you are investing in Class A, B or C shares of the Fund:

   - $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

   - if through a monthly systematic investment plan, $500 for initial and $50 for subsequent purchases.

BUYING AND SELLING MAINSTAY SHARES

            OPENING YOUR ACCOUNT-INDIVIDUAL SHAREHOLDERS

                                     HOW                                               DETAILS
 BY WIRE:           You or your registered representative             The wire must include:
                    should call MSS toll-free at 1-800-MAINSTAY       - name(s) of investor(s);
                    (1-800-624-6782) to obtain an account number      - your account number; and
                    and wiring instructions. Wire the purchase        - Fund Name and Class of shares.
                    amount to:                                        Your bank may charge a fee for the wire transfer.
                    State Street Bank and Trust Company
                    - ABA #011-0000-28
                    - MainStay Funds (DDA #99029415)
                    - Attn: Custody and Shareholder Services

                    To buy shares the same day, MSS must receive your wired money by 4 pm Eastern time.

 BY PHONE:          Have your investment professional                 MSS must receive your application and check,
                    call MSS toll-free at 1-800-MAINSTAY              payable to MainStay Funds, in good order within
                    (1-800-624-6782) between 8 am and 6 pm            three business   days. If not, MSS can cancel your
                    Eastern time any day the New York                 order and hold you liable for costs incurred in
                    Stock Exchange is open. Call before 4             placing it.
                    pm to buy shares at the current day's NAV.        - $5,000 minimum.

                                                                      Be sure to write on your check:
                                                                      - Fund name and Class of shares;
                                                                      - your account number; and
                                                                      - name(s) of investor(s).

 BY MAIL:           Return your completed MainStay Funds              Make your check payable to MainStay Funds.
                    Application with a check for the                  - $1,000 minimum
                    amount of your investment to:
                    MainStay Funds                                    Be sure to write on your check:
                    P.O. Box 8401                                     - name(s) of investor(s); and
                    Boston, MA 02266-8401                             - Fund name and Class of shares.

BUYING ADDITIONAL SHARES OF THE FUNDS-INDIVIDUAL SHAREHOLDERS

                                     HOW                                               DETAILS
BY WIRE:            Wire the purchase amount to:                      The wire must include:
                    State Street Bank and Trust Company.              - name(s) of investor(s);
                    - ABA #011-0000-28                                - your account number; and
                    - The MainStay Funds (DDA #99029415)              - Fund name and Class of shares.
                    - Attn: Custody and Shareholder Services.         Your bank may charge a fee for the wire transfer.

                    To buy shares the same day, MSS must receive your wired money by 4 pm Eastern time.

ELECTRONICALLY:     Call MSS toll-free at 1-800-MAINSTAY              Eligible investors can purchase shares by using
                    (1-800-624-6782) between 8 am and 6 pm Eastern    electronic debits from a designated bank account.
                    time any day the New York Stock
                    Exchange is open to make an ACH purchase; call
                    before 4 pm to buy shares at the current day's
                    NAV; or

                    Visit us at www.mainstayfunds.com.

BY MAIL:            Address your order to:                            Make your check payable to MainStay Funds.
                    MainStay Funds                                    - $50 minimum (for Class A, B and C shares).
                    P.O. Box 8401
                    Boston, MA 02266-8401                             Be sure to write on your check:
                                                                      - name(s) of investor(s);
                    Send overnight orders to:                         - your account number; and
                    MainStay Funds                                    - Fund name and Class of shares.
                    C/o Boston Financial
                    Data Services
                    66 Brooks Drive
                    Braintree, MA 02184

SELLING SHARES-INDIVIDUAL SHAREHOLDERS

                                     HOW                                               DETAILS
BY CONTACTING YOUR FINANCIAL ADVISOR:                                 - You may sell (redeem) your shares through
                                                                        your financial advisor or by any of
                                                                        the methods described below.

BY PHONE:           TO RECEIVE PROCEEDS BY CHECK:                     - MSS will only send checks to the account
                    Call MSS toll-free at 1-800-                        owner at the owner's address of record and
                    MAINSTAY (1-800-624-6782) between                   generally will not send checks to addresses
                    8 am and 6 pm Eastern time any day                  on record for 30 days or less.
                    the New York Stock Exchange is open.              - The maximum order MSS can process by phone
                    Call before 4 pm Eastern time to sell               is $100,000.
                    shares at the current day's NAV.

                    TO RECEIVE PROCEEDS BY WIRE:                      - Generally, after receiving your sell order
                    Call MSS toll-free at 1-800-                        by phone, MSS will send the proceeds by bank
                    MAINSTAY (1-800-624-6782) between                   wire to your designated bank account the
                    8 am and 6 pm Eastern time any day                  next business day, although it may take up
                    the New York Stock Exchange is open.                to seven days to do so. Your bank may charge
                    Eligible investors may sell shares                  you a fee to receive the wire transfer.
                    and have proceeds electronically                  - MSS must have your bank account
                    credited to a designated bank account.              information on file.
                                                                      - There is an $11 fee for wire redemptions.
                                                                      - The minimum wire transfer amount is $1,000.

                    TO RECEIVE PROCEEDS ELECTRONICALLY                - MSS must have your bank account
                    BY ACH:                                               information on file.
                    Call MSS toll-free at 1-800-                      - Proceeds may take 2-3 days to reach your
                    MAINSTAY (1-800-624-6782) between                     bank account.
                    8 am and 6 pm Eastern time any day                - There is no fee from MSS for this
                    banks and the New York Stock Exchange               transaction.
                    are open.                                         - The maximum ACH transfer amount is
                                                                        $100,000.

BY MAIL:            Address your order to:                            Write a letter of instruction that includes:
                    MainStay Funds                                    - your name(s) and signature(s);
                    P.O. Box 8401                                     - your account number;
                    Boston, MA 02266-8401                             - Fund name and Class of shares; and
                                                                      - dollar or share amount you want to sell.
                    Send overnight orders to:
                    MainStay Funds                                    Obtain a MEDALLION SIGNATURE GUARANTEE
                    or c/o Boston Financial                           other documentation, as required.
                    Data Services
                    66 Brooks Drive                                   There is a $15 fee for checks mailed to you via
                    Braintree, MA 02184                               overnight service.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

            Convenient, yes . . . but not risk-free.

            Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that The MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MSS fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

      -     all phone calls with service representatives are tape recorded; and

      - written confirmation of every transaction is sent to your address of record.

            MSS and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND

            The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

            When you sell shares, you have the right-for 90 days-to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting.

SHAREHOLDER SERVICES

            Automatic Services

            Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

            Systematic Investing-Individual Shareholders Only

            MainStay offers three automatic investment plans:

1.    AutoInvest

      If you obtain authorization from your bank, you can automatically debit your designated bank account to:

                  -     make regularly scheduled investments; and/or

                  -     purchase shares whenever you choose.

2.    Dividend reinvestment

      Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3.    Payroll deductions

      If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan-Individual Shareholders Only

            Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

            The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

            MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

            Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

            Exchanging Shares Among MainStay Funds

            You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

            You also may exchange shares of a MainStay Fund for shares of the same class, if offered, of any of the following funds, which are offered in different prospectuses:

- MainStay All Cap Growth Fund
- MainStay All Cap Value Fund
- MainStay Asset Manager Fund
- MainStay Balanced Fund
- MainStay Blue Chip Growth Fund
- MainStay Capital Appreciation Fund
- MainStay Cash Reserves Fund
- MainStay Common Stock Fund
- MainStay Convertible Fund
- MainStay Diversified Income Fund
- MainStay Floating Rate Fund
- MainStay Government Fund
- MainStay High Yield Corporate Bond Fund
- MainStay Indexed Bond Fund
- MainStay Intermediate Term Bond Fund
- MainStay International Equity Fund
- MainStay MAP Fund
- MainStay Mid Cap Growth Fund
- MainStay Mid Cap Opportunity Fund
- MainStay Mid Cap Value Fund
- MainStay Money Market Fund
- MainStay Research Value Fund
- MainStay S&P 500 Index Fund
- MainStay Short Term Bond Fund
- MainStay Small Cap Growth Fund
- MainStay Small Cap Opportunity Fund
- MainStay Small Cap Value Fund
- MainStay Strategic Value Fund
- MainStay Tax Free Bond Fund
- MainStay Total Return Fund
- MainStay Value Fund

            Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling The MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

            You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund.

            The exchange privilege is not intended as a vehicle for short-term trading, nor are the MainStay Funds designed for professional market-timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the MainStay Funds and to reduce fund administrative expenses borne by each MainStay Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Trust's transfer agent will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via MainStay's audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed or for which tracking data is not available. MSS reserves the right to refuse any purchase or exchange requests that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the Trust's judgment, is likely to, or actually engages in, excessive trading.

            The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

            In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

      - exchange Class A shares of the MainStay Money Market Fund for Class A shares of another MainStay Fund, unless you've already paid the sales charge on those shares; or

      - exchange Class B shares of the MainStay Money Market Fund for Class B shares of another MainStay Fund and redeem within six years of the original purchase; or

      - exchange Class C shares of the MainStay Money Market Fund for Class C shares of another MainStay Fund and redeem within one year of the original purchase.

            In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Class A shares of a MainStay Fund subject to the 1% CDSC into Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also stops until you exchange back into Class B shares of another MainStay Fund.

            Investing for Retirement

            You can purchase shares of the Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

            Custodial services are available for IRA, Roth IRA, Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

GENERAL POLICIES

            Buying Shares

            All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash, bank teller's checks or starter checks. MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

            If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

            The Fund may, in its discretion, reject any order for the purchase of shares.

            To limit the Fund's expenses, we no longer issue share certificates.

            Selling Shares

            If you have share certificates, you must return them with a written redemption request.

            Your shares will be sold at the next NAV calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.

            If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

            When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

            There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

            Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

            Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

            MSS requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

            MSS requires a written order to sell shares and a Medallion signature guarantee if:

                  - MSS does not have on file required bank information to wire funds;

                  -     the proceeds from the sale will exceed $100,000;

                  - the proceeds of the sale are to be sent to an address other than the address of record; or

                  - the proceeds are to be payable to someone other than the account holder(s).

            In the interests of all shareholders, the Funds reserve the right to:

                  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

                  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

                  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

                  -     change the minimum investment amounts.

            When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MSS immediately. If you fail to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

            Additional Information

            The policies and fees described in this Proxy Statement/Prospectus govern transactions with the Fund. If you invest through a third party-bank, broker, 401(k), financial advisor or financial supermarket-there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

            From time to time the Trust may close and reopen a MainStay Fund to new investors or new share purchases at its discretion. If the Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If the Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

            Medallion Signature Guarantees

            A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MSS from fraud, Medallion signature guarantees are required to enable MSS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

            Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

            Determining the Fund's Share Prices (NAV) and the Valuation of Securities

            The Fund generally calculates the Fund's share price (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The value of the Fund's investments is based on current market prices. The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the Fund's NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV. Similarly, the Fund may value illiquid securities or securities for which market quotations are not available at fair value. All fair value determinations are made in good faith by the Fund's Valuation Committee in accordance with written procedures adopted by the Fund's Board of Trustees. In addition portfolio securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. In such cases, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

            If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

            SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

            DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

            BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

            MSS reserves the right to automatically reinvest dividend distributions of less than $10.00.

FUND EARNINGS

            Dividends and Interest

            Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

            When the Funds Pay Dividends

            The Fund declares and pays dividends monthly. Dividends are normally paid on the first business day of each month after a dividend is declared.

            Capital Gains

            The Fund earns capital gains when it sells securities at a profit.

            When the Fund Pays Capital Gains

            The Fund will normally distribute any capital gains to shareholders in December.

            How to Take Your Earnings

            You may receive your portion of Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MSS directly. The seven choices are:

            1.    Reinvest dividends and capital gains in:

                        -     the Fund; or

                        - another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

            2. Take the dividends in cash and reinvest the capital gains in the Fund.

            3. Take the capital gains in cash and reinvest the dividends in the Fund.

            4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the Fund.

            5.    Take dividends and capital gains in cash.

            6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the Fund.

            7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the Fund.

            If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the Fund.

            UNDERSTAND THE TAX CONSEQUENCES

            Most of Your Earnings are Taxable

            Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

            MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

            The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

            Exchanges

            An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

            ADDITIONAL INFORMATION ABOUT THE GLOBAL HIGH INCOME FUND

INVESTMENT ADVISER

            NYLIM, 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Manager to the Global High Income Fund. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees of the Trust. The Manager commenced operations in April, 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

            The Manager has delegated its portfolio management responsibilities for the Global High Income Fund, to its affiliate MacKay Shields, 9 West 57th Street, New York, NY 10019.

PORTFOLIO MANAGERS

            The portfolio managers of the Global High Income Fund are Joseph Portera, Gary Goodenough, and Jeffrey H. Saxon.

JOSEPH PORTERA Mr. Portera has managed the Global High Income Fund since its inception. He is a Managing Director of MacKay Shields specializing in international bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in foreign and domestic bonds. Mr. Portera originally joined MacKay Shields in 1991.

GARY GOODENOUGH Mr. Goodenough became a manager of the Global High Income Fund in 2003. Mr. Goodenough joined MacKay Shields as Senior Managing Director and Co-head of Fixed Income in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

JEFFERY H. SAXON Mr. Saxon has managed the Global High Income Fund since 1999. He joined the Fixed Income Division of MacKay Shields in 1999 as a Research Analyst/Associate. He was formerly with Goldman, Sachs & Co. for eight years as a Vice President and previously as an Associate. Prior to that, he was a CMO Analyst at The First Boston Corporation. Jeff graduated from George Washington University with a BS in International Finance. He has been in the financial services industry since 1986.

PERFORMANCE OF THE GLOBAL HIGH INCOME FUND

[GLOBAL HIGH INCOME FUND BAR CHART]

99   17.01%
00    8.58%
01   12.69%
02   10.33%
03   30.69%

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999 -- 2003)

            The year-to-date return as of the most recent calendar quarter, which ended September 30, 2004, was 6.08%.

PAST PERFORMANCE

            The bar chart and table indicate some of the risks of investing in the Global High Income Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart on in the best and worst quarterly returns. If they were, returns would be less than those shown. The table below shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares for periods from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1999 -- 2003)

                                RETURN        QUARTER/YEAR
Highest return/best quarter     11.15%            2/03
Lowest return/worst quarter     -5.43%            2/02

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2003)

                                                                            LIFE OF
                                                           1 YEAR  5 YEARS  FUND (1)
Global High Income Fund
Return Before Taxes
  Class A                                                  25.82%   15.43%   10.11%
  Class B                                                  25.69%   15.37%   10.04%
  Class C                                                  29.69%   15.60%   10.16%
Return After Taxes on Distributions (2)
  Class B                                                  22.63%   11.69%   6.59%
Return After Taxes on Distributions and Sale of Fund
  Shares (2)
  Class B                                                  16.50%   10.86%   6.29%
JPMorgan EMBI Global Diversified Index (3)
  (reflects no deduction for fees, expenses, or taxes)     22.21%   15.47%   11.45%

(1) The Fund commenced operations on June 1, 1998.

(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the Class B shares of the Fund. After-tax returns for Class A and C shares may vary.

(3) The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS

            The fiscal year end of the International Bond Fund and the Global High Income Fund is October 31.

            The financial highlights of the Global High Income Fund's shares that are contained in Exhibit B, except for the semi-annual period ended April 30, 2004, have been derived from the financial statements audited by PricewaterhouseCoopers LLP. On March 8, 2004, KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, was selected as independent registered public accounting firm for the Fund for the 2004 fiscal year.

            The financial highlights of the International Bond Fund are contained in that Fund's prospectus dated March 1, 2004, and have been derived from the financial statements audited by PricewaterhouseCoopers LLP. That prospectus, including the financial highlights, are incorporated by reference into this Proxy Statement/Prospectus. On March 8, 2004, KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, was selected as independent registered public accounting firm for the Fund for the 2004 fiscal year.

            Information about the historical performance of the Global High Income Fund is contained in Exhibit C.

FORM OF ORGANIZATION

            The International Bond Fund is a non-diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust. The Global High Income Fund also is a non-diversified series of the Trust. The Trust is governed by a Board of Trustees consisting of 7 members. For more information on the history of the Funds, see the SAI.

DISTRIBUTOR

            NYLIFE Distributors LLC, whose address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the distributor for both Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

            The Global High Income Fund and the International Bond Fund declare and pay dividends monthly. Each Fund distributes capital gains annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

            If the Reorganization Plan is approved by shareholders of the International Bond Fund, then as soon as practicable before the Closing, the International Bond Fund will pay its shareholders a distribution of all undistributed 2004 net investment income and undistributed realized net capital gains.

CAPITALIZATION

            The following table shows the capitalization of the International Bond Fund and the Global High Income Fund as of September 30, 2004, and on a pro forma basis as of that date, giving effect to the Reorganization:

CAPITALIZATION

The following table shows the capitalization of the International Bond Fund and the Global High Income Fund as of September 30, 2004, and on a pro forma basis as of that date, giving effect to the Reorganization:



                                                                AS OF SEPTEMBER 30, 2004
                                         ----------------------------------------------------------------------
                                         INTERNATIONAL BOND         GLOBAL HIGH INCOME          PRO FORMA AFTER
                                               FUND                        FUND                  REORGANIZATION
NET ASSETS
Class A............................         $17,122,225                $42,497,298               $ 59,619,523
Class B............................         $16,219,358                $30,344,008               $ 46,563,366
Class C............................         $ 4,595,411                $15,459,852               $ 20,055,263
Totals.............................          37,936,994                 88,301,158                126,238,152

NET ASSET VALUE PER SHARE

Class A............................         $      9.25                $     11.03               $      11.03
Class B............................         $      9.19                $     10.97               $      10.97
Class C............................         $      9.19                $     10.97               $      10.97

SHARES OUTSTANDING

Class A............................           1,850,968                  3,853,940                  5,405,215
Class B............................           1,765,169                  2,767,066                  4,244,609
Class C............................             500,113                  1,409,806                  1,828,192
Totals.............................         $ 4,116,250                $ 8,030,812               $ 11,478,016

                                 OTHER BUSINESS

            The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                               GENERAL INFORMATION

            This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the International Bond Fund on or about December 3, 2004. Only shareholders of record as of the close of business on the Record Date, November 22, 2004, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

            A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

SOLICITATION OF VOTES

            Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by personnel of the Trust, NYLIM and/or their affiliates.

QUORUM

            The holders of a majority of the shares entitled to vote of the International Bond Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Special Meeting.

VOTE REQUIRED

            Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the International Bond Fund, present in person or by proxy at the Special Meeting. Shareholders of the International Bond Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

            For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against adjournment and against the proposed Reorganization, for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

ADJOURNMENTS

            In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

FUTURE SHAREHOLDER PROPOSALS

            You may request inclusion in the Trust's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

RECORD DATE AND OUTSTANDING SHARES

            Only shareholders of record of the International Bond Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, there were ___________ shares of the International Bond Fund outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            Unless otherwise noted below, as of the Record Date, the current officers and directors/trustees of the Funds in the aggregate beneficially owned less than 1% of a Class of shares of the International Bond Fund and the Global High Income Fund, respectively.

            As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Class identified of the International Bond Fund and the Global High Income Fund, respectively:

NAME AND ADDRESS OF OWNER       FUND/CLASS    NUMBER OF SHARES    PERCENTAGE OWNERSHIP

-------------------------       ----------    ----------------    --------------------
-------------------------       ----------    ----------------    --------------------
-------------------------       ----------    ----------------    --------------------

            The votes of the shareholders of the Global High Income Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

INFORMATION ABOUT THE FUNDS

            Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

                                    EXHIBIT A

                               THE MAINSTAY FUNDS

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

            THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 21st day of September, 2004 by and between The MainStay Funds, a Massachusetts business trust ("Trust"), with its principal place of business at 51 Madison Avenue, New York, New York 10010, on behalf of the MainStay International Bond Fund, a separate series of the Trust ("Acquired Fund"), and the Trust on behalf of the MainStay Global High Income Fund, a separate series of the Trust ("Acquiring Fund").

            This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

            WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

            WHEREAS, the Trustees of the Trust have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

            WHEREAS, the Trustees of the Trust have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

            NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

            1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

            1.1 Subject to the requisite approval of the Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets with respect to each corresponding class (Class A, Class B and Class C, respectively), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

            1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, "Assets").

            1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

            1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with such exchange.

            1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

            1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

            2.    VALUATION

            2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Trustees.

            2.2 The net asset value of a Class A, Class B and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund's Board of Trustees.

            2.3 The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B and Class C of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

            2.4 All computations of value shall be made by New York Life Investment Management LLC, in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund's record keeping agent and by each Fund's independent accountants.

            3.    CLOSING AND CLOSING DATE

            3.1 The Closing Date shall be January 21, 2005 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

            3.2 The Trust shall direct The Bank of New York, as custodian for the Acquired Fund ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

            3.3 The Trust shall direct NYLIM Service Company, LLC, in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares owned by each such shareholder immediately prior to the Closing.

            The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

            3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

            4.    REPRESENTATIONS AND WARRANTIES

            4.1 Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

            (a) The Acquired Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

            (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Class A, Class B and Class C Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

            (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

            (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

            (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

            (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2003 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (j) Since October 31, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

            (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

            (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

            (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the

Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

            (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

            4.2 Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

            (a) The Acquiring Fund is duly organized as series of the Trust, which is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

            (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B and Class C Acquiring Fund Shares under the 1933 Act, is in full force and effect;

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

            (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

            (e) On the Closing Date, the Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

            (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

            (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

            (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2003 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

            (i) Since October 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund's shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund's liabilities, or the redemption of the Acquiring Fund's shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

            (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

            (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

            (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

            (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

            (n) The Class A, Class B and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

            (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

            (p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

            5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

            5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

            5.2 The Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

            5.3 The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

            5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

            5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

            5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

            5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

            5.8 The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

            5.9 The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

            5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

            6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

            The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

            6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

            6.2. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

            6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

            6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

            7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

            The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

            7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

            7.2. The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

            7.3. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

            7.4 The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

            7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

            7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of their investment company taxable income and all of their net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

            8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

            If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

            8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, may not waive the conditions set forth in this paragraph 8.1;

            8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's or the Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

            8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

            8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

            8.5 The parties shall have received the opinion of counsel to the Trust, on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust, on behalf of either the Acquired Fund or the Acquiring Fund may not waive the condition set forth in this paragraph 8.5.

            9.    INDEMNIFICATION

            9.1 The Trust, out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

            9.2 The Trust, out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

            10.   BROKERAGE FEES AND EXPENSES

            10.1 The Acquiring Fund and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

            10.2 The expenses relating to the proposed Reorganization will be borne solely by New York Life Investment Management LLC and its affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

            11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

            11.1 The Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

            11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

            12.   TERMINATION

            This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

            13.   AMENDMENTS

            This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Acquired Fund or the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust, pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B and Class C Acquiring Fund Shares to be issued to the Class A, Class B and Class C Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

            14.   NOTICES

            Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust, 169 Lackawanna Avenue, Parsippany, N.J. 07054, Attn: Marguerite E.H. Morrison, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

            15.   HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

            15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

            15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

THE MAINSTAY FUNDS, ON BEHALF OF          THE MAINSTAY FUNDS, ON BEHALF OF
ITS SERIES                                ITS SERIES

  MAINSTAY INTERNATIONAL BOND FUND          MAINSTAY GLOBAL HIGH INCOME FUND

  BY: _________________________             BY: ____________________________

  Title: ______________________             Title: _________________________

                                    EXHIBIT B

FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand the Global High Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS--GLOBAL HIGH INCOME FUND

                                                         JANUARY 1,
                                            SIX MONTHS      2003                          CLASS A
                                              ENDED        THROUGH     ---------------------------------------------
                                            APRIL 30,    OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001         2000         1999
Net asset value at beginning of period       $ 10.49       $  8.89     $  8.72    $  8.49      $  8.58      $  8.00
                                             -------       -------     -------    -------      -------      -------
Net investment income                           0.37          0.63        0.73       0.85(f)      0.85         0.78
Net realized and unrealized gain (loss) on
  investments                                  (0.20)         1.56        0.19       0.24(f)     (0.08)        0.58
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.00(b)       0.00(b)    (0.01)        --        (0.00)(b)     0.01
                                             -------       -------     -------    -------      -------      -------
Total from investment operations                0.17          2.19        0.91       1.09         0.77         1.37
                                             -------       -------     -------    -------      -------      -------
Less dividends from net investment income      (0.40)        (0.59)      (0.74)     (0.86)       (0.86)       (0.79)
                                             -------       -------     -------    -------      -------      -------
Net asset value at end of period             $ 10.26       $ 10.49     $  8.89    $  8.72      $  8.49      $  8.58
                                             =======       =======     =======    =======      =======      =======
Total investment return (c)                     1.52%        25.21%      11.01%     13.59%        9.30%       18.15%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       7.08%+        7.75%+      8.49%     10.11%(f)    10.05%        9.57%
    Net expenses                                1.47%+        1.63%+      1.70%      1.70%        1.71%(d)     1.70%
    Expenses (before waiver and
      reimbursement)                            1.47%+        1.63%+      1.91%      2.27%        2.53%        2.78%
Portfolio turnover rate                           13%           34%         92%       111%          96%         104%
Net assets at end of period (in 000's)       $40,551       $34,371     $22,754    $ 9,894      $ 8,827      $ 8,186


                                             JUNE 1***
                                              THROUGH
                                            DECEMBER 31,
                                                1998
Net asset value at beginning of period        $ 10.00
                                              -------
Net investment income                            0.34(a)
Net realized and unrealized gain (loss) on
  investments                                   (1.99)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 (0.01)
                                              -------
Total from investment operations                (1.66)
                                              -------
Less dividends from net investment income       (0.34)
                                              -------
Net asset value at end of period              $  8.00
                                              =======
Total investment return (c)                    (16.38%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        7.40%+
    Net expenses                                 3.39%+
    Expenses (before waiver and
      reimbursement)                             3.59%+
Portfolio turnover rate                            96%
Net assets at end of period (in 000's)        $ 7,548


             JANUARY 1,
SIX MONTHS      2003                               CLASS B                                  JUNE 1***
  ENDED        THROUGH     --------------------------------------------------------          THROUGH
APRIL 30,    OCTOBER 31,                   YEAR ENDED DECEMBER 31,                         DECEMBER 31,
  2004*        2003**        2002            2001            2000            1999              1998
 $ 10.44       $  8.86     $  8.68         $  8.46         $  8.54         $  7.98           $ 10.00
 -------       -------     -------         -------         -------         -------           -------
    0.34          0.57        0.67            0.79(f)         0.79            0.71              0.32(a)
   (0.21)         1.54        0.20            0.23(f)        (0.08)           0.56             (2.01)
    0.00(b)       0.00(b)    (0.01)             --           (0.00)(b)        0.01             (0.01)
 -------       -------     -------         -------         -------         -------           -------
    0.13          2.11        0.86            1.02            0.71            1.28             (1.70)
 -------       -------     -------         -------         -------         -------           -------
   (0.36)        (0.53)      (0.68)          (0.80)          (0.79)          (0.72)            (0.32)
 -------       -------     -------         -------         -------         -------           -------
 $ 10.21       $ 10.44     $  8.86         $  8.68         $  8.46         $  8.54           $  7.98
 =======       =======     =======         =======         =======         =======           =======
    1.18%        24.33%      10.33%          12.69%           8.58%          17.01%           (16.82%)
    6.33%+        7.00%+      7.74%           9.36%(f)        9.30%           8.82%             6.65%+
    2.22%+        2.38%+      2.45%           2.45%           2.46%(d)        2.45%             4.14%+
    2.22%+        2.38%+      2.66%           3.02%           3.28%           3.53%             4.34%+
      13%           34%         92%            111%             96%            104%               96%
 $28,554       $26,881     $16,708         $ 6,715         $ 5,498         $ 3,756           $ 2,532


                                                         JANUARY 1,
                                            SIX MONTHS      2003                          CLASS C
                                              ENDED        THROUGH     ---------------------------------------------
                                            APRIL 30,    OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001         2000         1999
Net asset value at beginning of period       $ 10.44       $  8.86     $  8.68    $  8.46      $  8.54      $  7.98
                                             -------       -------     -------    -------      -------      -------
Net investment income                           0.34          0.57        0.67       0.79(f)      0.79         0.71
Net realized and unrealized gain (loss) on
  investments                                  (0.21)         1.54        0.20       0.23(f)     (0.08)        0.56
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.00(b)       0.00(b)    (0.01)        --        (0.00)(b)     0.01
                                             -------       -------     -------    -------      -------      -------
Total from investment operations                0.13          2.11        0.86       1.02         0.71         1.28
                                             -------       -------     -------    -------      -------      -------
Less dividends from net investment income      (0.36)        (0.53)      (0.68)     (0.80)       (0.79)       (0.72)
                                             -------       -------     -------    -------      -------      -------
Net asset value at end of period             $ 10.21       $ 10.44     $  8.86    $  8.68      $  8.46      $  8.54
                                             =======       =======     =======    =======      =======      =======
Total investment return (c)                     1.18%        24.33%      10.33%     12.69%        8.58%       17.01%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       6.33%+        7.00%+      7.74%      9.36%(f)     9.30%        8.82%
    Net expenses                                2.22%+        2.38%+      2.45%      2.45%        2.46%(d)     2.45%
    Expenses (before waiver and
      reimbursement)                            2.22%+        2.38%+      2.66%      3.02%        3.28%        3.53%
Portfolio turnover rate                           13%           34%         92%       111%          96%         104%
Net assets at end of period (in 000's)       $14,542       $11,031     $ 8,060    $   957      $   460      $    79


                                            SEPTEMBER 1****
CLASS C (CONTINUED)                             THROUGH
                                              DECEMBER 31,
                                                  1998
Net asset value at beginning of period          $  7.18
                                                -------
Net investment income                              0.27(a)
Net realized and unrealized gain (loss) on
  investments                                      0.81
Net realized and unrealized gain (loss) on
  foreign currency transactions                   (0.01)
                                                -------
Total from investment operations                   1.07
                                                -------
Less dividends from net investment income         (0.27)
                                                -------
Net asset value at end of period                $  7.98
                                                =======
Total investment return (c)                       14.99%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                          6.65%+
    Net expenses                                   4.14%+
    Expenses (before waiver and
      reimbursement)                               4.34%+
Portfolio turnover rate                              96%
Net assets at end of period (in 000's)          $    --(e)

*     Unaudited.
**    The Fund changed its fiscal year end from December 31 to
      October 31.
***   Commencement of Operations.
****  Class C shares were first offered on September 1, 1998.
+     Annualized.
(a)   Per share data based on average shares outstanding during
      the period.
(b)   Less than one cent per share.
(c)   Total return is calculated exclusive of sales charges and is not annualized.
(d)   The effect of non-reimbursable interest expense on the
      expense ratio was 0.01%.
(e)   Less than one thousand dollars.
(f)   As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
      Investment Companies and began amortizing premium on debt
      securities. The effect of this change for the year ended
      December 31, 2001 is shown below. Per share ratios and
      supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  CLASS A      CLASS B      CLASS C
Decrease net investment income                                    ($0.00)(b)   ($0.00)(b)   ($0.00)(b)
Increase net realized and unrealized gains and losses               0.00(b)     (0.00)(b)    (0.00)(b)
Decrease ratio of net investment income                            (0.04%)      (0.04%)      (0.04%)

                                    EXHIBIT C

      The following are excerpts from the Annual Report of the Global High Income Fund for the fiscal period ended October 31, 2003 with updated performance numbers through April 30, 2004.

Portfolio Management Discussion and Analysis

Emerging debt markets generally provided excellent returns during the 10 months ended October 31, 2003. While few investors believed that the performance of recent years could be repeated, year-to-date progress suggests that 2003 may be another strong year for emerging-market debt.

The advances came partly as a result of low interest rates around the world, which made higher-yielding emerging-market debt more attractive to investors. With no fiscal crises looming on the horizon, low issuance levels in most markets, and wide premiums to U.S. Treasuries, emerging-market debt attracted strong inflows during the first 10 months of 2003.

During that period, one rating agency advanced Russian debt to investment grade, which came as a refreshing change from Russia's "selective default" status less than five years ago. Turkish bonds saw considerable volatility when the nation refused to provide a staging ground for coalition troops and a $30 billion aid package was cancelled. Venezuelan debt felt the effects of a coup and a lengthy labor strike. Even so, emerging markets generally advanced on signs that the global economy was beginning to recover.

PERFORMANCE REVIEW

For the 10-month period ended October 31, 2003, MainStay Global High Yield Fund returned 25.21% for Class A shares and 24.33% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 23.81% return of the average Lipper(1) emerging markets debt fund over the same period. All share classes also outperformed the 17.71% return of the J.P. Morgan EMBI Global Diversified Composite(2) for the 10 months ended October 31, 2003.

The Fund's outperformance stemmed from a number of strong investments, including an overweighted position in Brazil, which has returned 57% for the 10-month period.(3) The Fund was also overweighted in Ecuador, which returned 77% for the reporting period.

STRATEGIES AND RESULTS

The Fund continued to employ the strategies that it has used in former years. We believed that high-beta and oil plays would bring the best performance. Although at times we found these types of investments overpriced and reduced our positions accordingly, we tried to remain fully invested through most of the first 10 months of 2003. Most emerging markets continued to benefit from central-bank easing around the globe and from attractive spreads to Treasury securities.
The Fund's investments in Russia, Nigeria, Venezuela, Brazil, and Ecuador were particularly strong, and we overweighted most of these markets through much

-------
1. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
2. See footnote on page 5 for more information about the J.P. Morgan EMBI Global Diversified Composite.
3. Percentages reflect total returns of the specified debt markets for the 10-month period ended October 31, 2003. Results assume reinvestment of all income and capital gains. Due to the Fund's selective investments and its purchases and sales, the performance of Fund holdings may differ from that of the specified debt markets.

of the reporting period. In addition to benefiting from the demand for higher-yielding assets, these countries also fit our strategy of emphasizing the debt of oil-producing nations. We believed that oil prices would remain relatively high because of geopolitical tensions and disruptions in Venezuelan output.

The Russian upgrade strengthened the Fund's performance. Russian bonds fit well with the Fund's focus on oil, but we also like these securities for additional reasons. We believe that upgrades from other rating agencies are likely to be forthcoming after the country's elections next year, which should entice more buyers into the Russian market. In our opinion, however, the nation's debt is unlikely to move much higher on the rating scale until we see reforms in Russia's land, banking, and bankruptcy policies.

We took a contrarian view of Turkish debt at times during the reporting period. Most of the market did not like the inherent risk of Turkish bonds, particularly when staging proposals for coalition troops were rejected. While that was not a positive development, we tended to see the outlook as brighter than most. We expected the United States and Turkey to resolve their differences over a loan agreement and did not believe that the election of the Justice and Development Party, or AKP (Adalet ve Kalkinma Partisi), would be bad for the country. We also believed that inflation and interest rates would come down to the target levels required by the International Monetary Fund. When the IMF completed its fifth review of its stand-by agreement with Turkey, it approved disbursement of $476 million, which dramatically improved the nation's financial picture. We continue to view Turkey as a market with potential, particularly if Turkey should begin to receive favorable consideration as a potential candidate for admission into the European Union.

Brazil has been and--continues to be--the Fund's largest overweighted position. At the end of October 2002, Brazil elected Luis Inacio Lula da Silva. Prior to the election, we did not know what types of people and policies Lula would bring to Brazil. It wasn't long, however, before we became more comfortable with his appointments and policies, and the Fund began to take an overweighted position in Brazilian bonds. The decision was one of the strongest contributors to the Fund's performance for the 10-month period.

Ecuadorian bonds were also overweighted in the Fund's portfolio and had even higher returns. At the beginning of 2003, the Fund was neutrally positioned in Venezuela. When political and labor problems caused considerable volatility, we added to the Fund's position, secure in the belief that Venezuela would handle its debt obligations responsibly. Things calmed down with the resolution of the Venezuelan oil strike and an agreement to conduct a recall referendum on President Chavez. We continue to believe that the wide yield spread on Venezuelan debt will attract yield buyers.

LOOKING AHEAD

We will continue to watch and wait on the financial situation of emerging-market nations and will keep an eye on U.S. interest rates. Even if rates rise quickly in the United States, we doubt that a rush-to-issuance in emerging markets will be likely to occur in 2004. Since interest rates are still at historical lows, a slow rise in rates will not set off an alarm. All spread products--including investment-grade, high-yield, emerging-market, and distressed debt--ended October 2003 at tighter levels because of low issuance and high demand. This, combined with smart debt management by companies and countries, has caused spreads to look artificially tight. In our opinion, however, the appearance may be more than the reality. In the upcoming year, we expect certain countries to issue new debt for prefinancing of 2004 and others to come to market to retire their old Brady bonds and issue new replacement debt.

While the road ahead may not be smooth and unforeseen events can occur at any time, we feel that the bumps along the way may be small when we look back at them a year from now. The Fund continues to earn attractive returns on its current holdings, which may increase in the coming months if the markets remain relatively stable.

Whatever the markets or the world economy may bring, the Fund will continue to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation will remain a secondary objective.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                             SIX     ONE     FIVE     SINCE
BENCHMARKS                                                  MONTHS   YEAR   YEARS   INCEPTION
J.P. MORGAN EMBI GLOBAL DIVERSIFIED INDEX(1)                  2.39%   9.27% 12.88%      10.52%
AVERAGE LIPPER EMERGING MARKETS DEBT FUND(2)                  1.90    9.90  14.32        9.33

 CLASS A SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       -3.05%    5.99%   12.48%     8.86%
Excluding sales charges   1.52    10.99    13.52       9.71

                                                                MAINSTAY GLOBAL HIGH INCOME
PERIOD-END                                                                  FUND                      JPM EMB GLOBAL DIVSFD
-----------                                                     ---------------------------           ---------------------
6/1/98                                                            $           955                      $        1,000
4/30/99                                                                       877                                 986
4/30/00                                                                       983                               1,101
4/30/01                                                                     1,039                               1,240
4/30/02                                                                     1,268                               1,404
4/30/03                                                                     1,489                               1,654
4/30/04                                                                     1,653                               1,808

                                             -- MainStay Global High Income Fund
                                    -- J.P. Morgan EMBI Global Diversified Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges       -3.71%    5.17%   12.40%      8.75%
Excluding sales charges   1.18    10.17    12.64       8.86

                                                                MAINSTAY GLOBAL HIGH INCOME
PERIOD-END                                                                 FUND                      JPM EMB GLOBAL DIVSFD
-----------                                                     ---------------------------           ---------------------
6/1/98                                                             $        1,000                      $        1,000
4/30/99                                                                       911                                 986
4/30/00                                                                     1,013                               1,101
4/30/01                                                                     1,061                               1,240
4/30/02                                                                     1,287                               1,404
4/30/03                                                                     1,500                               1,654
4/30/04                                                                     1,643                               1,808

                                             -- MainStay Global High Income Fund
                                    -- J.P. Morgan EMBI Global Diversified Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS    YEAR    YEARS    INCEPTION
-------------------------------------------------------------
With sales charges        0.20%    9.17%   12.64%      8.86%
Excluding sales charges   1.18    10.17    12.64       8.86

                                                                MAINSTAY GLOBAL HIGH INCOME
PERIOD-END                                                                  FUND                      JPM EMB GLOBAL DIVSFD
-----------                                                     ---------------------------           ---------------------
6/1/98                                                            $         1,000                      $        1,000
4/30/99                                                                       911                                 986
4/30/00                                                                     1,013                               1,101
4/30/01                                                                     1,061                               1,240
4/30/02                                                                     1,287                               1,404
4/30/03                                                                     1,500                               1,654
4/30/04                                                                     1,653                               1,808

                                             -- MainStay Global High Income Fund
                                    -- J.P. Morgan EMBI Global Diversified Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Performance for Class C shares, first offered 9/1/98, includes the historical performance of Class B shares from inception (6/1/98) through 8/31/98, adjusted to reflect the applicable CDSC for such shares.

1. The J.P. Morgan EMBI Global Diversified Index is an unmanaged, uniquely weighted version of The J.P. Morgan Emerging Markets Bond Index--the EMBI--which, in turn, is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds. The EMBI Global Diversified Index limits the weights of those index countries with larger total debt obligations by only including specified portions of these countries' eligible current face amounts of outstanding debt. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or a composite.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                     PART B

                               THE MAINSTAY FUNDS

                        MAINSTAY GLOBAL HIGH INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 3, 2004

Acquisition of the Assets and Liabilities of   By and in Exchange for Shares of
MainStay International Bond Fund               MainStay Global High Income Fund
("International Bond Fund")                    ("Global High Income Fund")
(a series of The MainStay Funds)               (a series of The MainStay Funds)
51 Madison Avenue                              51 Madison Avenue
New York, New York 10010                       New York, New York 10010

      This Statement of Additional Information is available to the shareholders of the International Bond Fund in connection with a proposed transaction whereby all of the assets and liabilities of the International Bond Fund will be transferred to the Global High Income Fund in exchange for shares of the International Bond Fund.

      This Statement of Additional Information of the Global High Income Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

      1. The Statement of Additional Information for the International Bond Fund and Global High Income Fund dated March 1, 2004 (Accession Number 0000950123-04-002508);

      2. The Financial Statements of the International Bond Fund and Global High Income Fund as included in each Fund's Annual Report filed for the 10-month period ended October 31, 2003 (Accession Number 0000950123-04-000156); and

      3. The Financial Statements of the International Bond Fund and the Global High Income Fund as included in each Fund's Semi-Annual Report filed for the 6-month period ended April 30, 2004 (Accession Number 0000950123-04-008049).

      This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated December 3, 2004, relating to the reorganization of the International Bond Fund may be obtained, without charge, by contacting NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
Shown below are financial statements for each Fund and pro forma financial statements for the combined Global High Income Fund, assuming the Reorganization is consummated, as of April 30, 2004. The first table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Global High Income Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Global High Income Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Global High Income Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 April 30, 2004

International      Global High
    Bond              Income          Pro Forma                                      International    Global High
  Principal          Principal        Principal                                          Bond            Income       Pro Forma
   Amount             Amount           Amount                                            Value            Value          Value
-------------   ---------------  ----------------                                    -------------   -------------   -----------
                                                     LONG-TERM BONDS (94.3%)+
                                                     BRADY BONDS (9.1%)

                                                     BRAZIL (5.0%)
                                                     Republic of Brazil
                                                      Series RG
  $         -     $   1,717,654    $    1,717,654    2.125%, due 4/15/12 (d)         $           -   $   1,425,652   $  1,425,652
                                                      Series 18 year
            -           752,944           752,944    2.125%, due 4/15/12 (d)                     -         624,944        624,944
                                                      Series 20 year
            -         4,233,704         4,233,704    8.00%, due 4/15/14 (f)                      -       3,886,540      3,886,540
                                                                                     -------------   -------------   ------------
                                                                                                 -       5,937,136      5,937,136
                                                                                     -------------   -------------   ------------

                                                     NIGERIA (0.9%)
                                                     Central Bank of Nigeria
                                                      Series WW
            -         1,250,000         1,250,000     6.25%, due 11/15/20                        -       1,106,250      1,106,250
                                                                                     -------------   -------------   ------------

                                                     PERU (1.6%)
                                                     Republic of Peru
                                                      Series 20 year
            -         2,250,000         2,250,000     4.50%, due 3/7/17 (f) (h)                  -       1,912,500      1,912,500
                                                                                     -------------   -------------   ------------

                                                     VENEZUELA (1.3%)
                                                     Republic of Venezuela
                                                      Series DL
            -         1,618,995         1,618,995     2.125%, due 12/18/07 (d)                   -       1,513,760      1,513,760
                                                                                     -------------   -------------   ------------

                                                     VIETNAM (0.3%)
                                                     Socialist Republic of Vietnam
                                                      Series 30 year
            -           500,000           500,000     3.75%, due 3/12/28                         -         343,451        343,451
                                                                                     -------------   -------------   ------------

                                                     Total Brady Bonds
                                                       (Cost $8,935,771)                         -      10,813,097     10,813,097
                                                                                     -------------   -------------   ------------

                                                     CORPORATE BONDS (16.3%)

                                                     AUSTRALIA (0.2%)
                                                     Australia & New Zealand
                                                      Banking Group Ltd.
  L   110,000     L           -    L      110,000     4.2544%, due 2/27/07 (d)             194,987               -        194,987
                                                                                     -------------   -------------   ------------
                                                                                           194,987               -        194,987
                                                                                     -------------   -------------   ------------

                                                     BRAZIL (0.2%)
                                                     CIA Brasileira de Bebidas
  $   125,000     $           -    $      125,000     10.50%, due 12/15/11                 143,125               -        143,125
                                                     Globo Comunicacoes
                                                      Participacoes S.A.
                                                      Series REGS
            -           224,000           224,000     10.625%, due 12/5/08  (i)                  -         141,120        141,120
                                                                                     -------------   -------------   ------------
                                                                                           143,125         141,120        284,245
                                                                                     -------------   -------------   ------------

                                                     CANADA (0.5%)
                                                     Canadian Housing Trust
 C$   570,000    C$           -   C$      570,000     3.70%, due 9/15/08  (c)              413,583               -        413,583
                                                     CSN Islands VIII Corp.
  $   170,000     $           -    $      170,000     9.75%, due 12/16/13 (c)              153,000               -        153,000
                                                                                     -------------   -------------   ------------
                                                                                           566,583               -        566,583
                                                                                     -------------   -------------   ------------

                                                     CAYMAN ISLANDS (0.8%)
                                                     CSN Islands VIII Corp.
            -           580,000           580,000     9.75%, due 12/16/13  (c)                   -         522,000       522,000
                                                     Principal Financial Global
                                                     Funding LLC
                                                      Series 5, Tranche 1
  L   175,000     L           -    L      175,000     5.875%, due 6/8/09                   311,857               -        311,857
                                                     Votorantim Overseas III
            -           200,000           200,000     7.875%, due 1/23/14  (c)                   -         182,000        182,000
                                                                                     -------------   -------------   ------------
                                                                                           311,857         704,000      1,015,857
                                                                                     -------------   -------------   ------------

                                                     CHILE (0.7%)
                                                     AES General S.A.
  $   200,000     $     350,000    $      550,000     7.50%, due 3/25/14 (c)              191,000          334,250        525,250
                                                     Compania Nacional de
                                                      Transmision Electrica S.A.
      100,000                 -           100,000     7.875%, due 4/15/11                  113,551               -        113,551
                                                     Empresa Nacional de
                                                      Electricidad S.A.
                                                      Series B
      100,000                 -           100,000     8.50%, due 4/1/09                    109,870               -        109,870
                                                     Empresa Nacional de Petroleo
      100,000                 -           100,000     6.75%, due 11/15/12 (c)              108,063               -        108,063
                                                                                     -------------   -------------   ------------
                                                                                           522,484         334,250        856,734
                                                                                     -------------   -------------   ------------

                                                     COLUMBIA (0.9%)
                                                     Bavaria S.A.
            -         1,085,000         1,085,000     8.875%, due 11/1/10 (c)                    -       1,085,000      1,085,000
                                                                                     -------------   -------------   ------------
                                                                                                 -       1,085,000      1,085,000
                                                                                     -------------   -------------   ------------

                                                     DENMARK (0.4%)
                                                     Danske Kredit
                                                      Realkreditaktieselskab
DK    213,867   DK            -  DK       213,867     7.00%, due 4/1/32                     37,345               -         37,345
                                                      Realkredit Danmark A/S
    2,312,877                 -         2,312,877     6.00%, due 10/1/29                   389,454               -        389,454
                                                                                     -------------   -------------   ------------
                                                                                           426,799               -        426,799
                                                                                     -------------   -------------   ------------

                                                     FRANCE (0.4%)
                                                     Veolia Environnement
                                                      Series 1, Tranche 1
  E   200,000     E           -    E      200,000     5.875%, due 6/27/08                  259,619               -        259,619
                                                      Vivendi Universal S.A.
      150,000                 -           150,000     6.25%, due 7/15/08                   192,849               -        192,849
                                                                                     -------------   -------------   ------------
                                                                                           452,468               -        452,468
                                                                                     -------------   -------------   ------------

                   +Percentages are based on Fund net assets.

                                                     GERMANY (3.0%)
                                                     Citibank Global Markets
                                                      Deutschland for Severstal
  $   100,000     $     360,000    $      460,000     9.25%, due 4/19/14 (c)                92,000         331,200        423,200
                                                     Gazprom OAO
      260,000           760,000         1,020,000     9.625%, due 3/1/13 (c)(d)            267,150         780,900      1,048,050
                                                     Kreditanstalt Fuer
                                                      Wiederaufbau
                                                      Series INTL
  E   875,000     E           -    E      875,000     4.75%, due 8/18/06                 1,096,583               -      1,096,583
                                                     Kyivstar GSM
            -           300,000           300,000     12.75%, due 11/21/05 (c)                   -         326,250        326,250
                                                     Salomon Brothers (Sibneft) AG
                                                      Series REGS
            -           725,000           725,000     10.75%, due 1/15/09                        -         767,775        767,775
                                                                                     -------------   -------------   ------------
                                                                                         1,455,733       2,206,125      3,661,858
                                                                                     -------------   -------------   ------------

                                                     IRELAND (0.5%)
                                                     Waterford Wedgwood PLC
                                                      Series REGS
  E    55,000     E     120,000    E      175,000     9.875%, due 12/1/10                   65,931         143,850        209,781
       90,000           205,000           295,000     9.875%, due 12/1/10 (c)(j)           107,888         245,744        353,632
                                                                                     -------------   -------------   ------------
                                                                                           173,819         389,594        563,413
                                                                                     -------------   -------------   ------------

                                                     LUXEMBURG (1.1%)
                                                     Mobile Telesystems Finance
  $         -     $     750,000    $      750,000     9.75%, due 1/30/08 (c)                     -         778,125        778,125
                                                     Wimm-Bill-Dann Foods OJSC
      100,000           500,000           600,000     8.50%, due 5/21/08 (c)                94,000         470,000        564,000
                                                                                     -------------   -------------   ------------
                                                                                            94,000       1,248,125      1,342,125
                                                                                     -------------   -------------   ------------

                                                     MEXICO (0.8%)
                                                     Grupo Transportacion
                                                      Ferroviaria
                                                     Mexicana, S.A. de C.V.
       90,000           450,000           540,000     12.50%, due 6/15/12                  100,350         501,750        602,100
                                                     Vitro S.A. de C.V.
       75,000           250,000           325,000     11.75%, due 11/1/13 (c)               70,875         236,250        307,125
                                                                                     -------------   -------------   ------------
                                                                                           171,225         738,000        909,225
                                                                                     -------------   -------------   ------------

                                                     NETHERLANDS (0.6%)
                                                     Allianz Finance II B.V.
  E   100,000     E           -    E      100,000     6.125%, due 5/31/22                  129,837               -        129,837
                                                     Deutsche Post Finance B.V.
      250,000                 -           250,000     5.125%, due 10/4/12                  313,244               -        313,244
                                                     Mobifon Holdings B.V.
  $    80,000     $           -    $       80,000     12.50%, due 7/31/10                   91,200               -         91,200
                                                     RWE Finance B.V.
  L   100,000     L           -    L      100,000     4.625%, due 8/17/10                  168,202               -        168,202
                                                                                     -------------   -------------   ------------
                                                                                           702,483               -        702,483
                                                                                     -------------   -------------   ------------

                                                     PHILIPPINES (0.6%)
                                                     Philippine Long Distance
                                                      Telephone Co.
  $         -     $      70,000    $       70,000     8.35%, due 3/6/17                          -          61,950         61,950
            -           550,000           550,000     11.375%, due 5/15/12                       -         607,750        607,750
                                                                                     -------------   -------------   ------------
                                                                                                 -         669,700        669,700
                                                                                     -------------   -------------   ------------

                                                     RUSSIA (0.7%)
                                                     Tyumen Oil Co.
            -           800,000           800,000     11.00%, due 11/6/07 (c)                    -         898,000        898,000
                                                                                     -------------   -------------   ------------
                                                                                                 -         898,000        898,000
                                                                                     -------------   -------------   ------------

                                                     SINGAPORE (0.1%)
                                                     Singapore Powerassets Ltd.
      150,000                 -           150,000     5.00%, due 10/22/13 (c)              146,268               -        146,268
                                                                                     -------------   -------------   ------------
                                                                                           146,268               -        146,268
                                                                                     -------------   -------------   ------------

                                                     SUPRANATIONAL (0.5%)
                                                     European Investment Bank
  Y60,000,000     Y           -    Y   60,000,000     2.125%, due 9/20/07                  572,451               -        572,451
                                                                                     -------------   -------------   ------------
                                                                                           572,451               -        572,451
                                                                                     -------------   -------------   ------------

                                                      SWEDEN (0.7%)
                                                     Stadshypotek AB
                                                      Series 1564
SK  6,000,000   SK            -  SK     6,000,000     6.00%, due 3/15/06                   824,911               -        824,911
                                                                                     -------------   -------------   ------------
                                                                                           824,911               -        824,911
                                                                                     -------------   -------------   ------------

                                                     UNITED KINGDOM (0.2%)
                                                     Annington Finance No 1  PLC
  L   146,154     L           -    L      146,154     4.376%, due 10/2/06 (d)              259,127               -        259,127
                                                                                     -------------   -------------   ------------
                                                                                           259,127               -        259,127
                                                                                     -------------   -------------   ------------

                                                     UNITED STATES (3.4%)
                                                     Adelphia Communications Corp.
            -           100,000           100,000     10.25%, due 6/15/11 (i)                    -         111,000        111,000
                                                     Citigroup, Inc.
  Y30,000,000     Y           -    Y   30,000,000     0.80%, due 10/30/08                  272,595               -        272,595
                                                     Ford Motor Credit Co.
            -           480,000           480,000     5.8%, due 1/12/2009                        -         488,887        488,887
                                                     Fort James Corp.
  E   100,000     E           -    E      100,000     4.75%, due 6/29/04                   120,324               -        120,324
                                                     FrontierVision Operating
                                                      Partners L.P.
            -           100,000           100,000     11.00%, due 10/15/06 (i)                   -         121,000        121,000
                                                     General Motors Acceptance Corp.
            -           200,000           200,000     7.75%, due 1/19/10                         -         219,974        219,974
                                                     Goldman Sachs
                                                      Group, Inc. (The)
      230,000                 -           230,000     5.125%, due 4/24/13                  284,372               -        284,372
                                                     McDonald's Corp.
      195,000                 -           195,000     5.125%, due 5/23/06                  243,632               -        243,632
                                                     Morgan Stanley & Co.
  L    85,000     L           -    L       85,000     5.375%, due 11/14/13                 146,354               -        146,354
                                                     Pemex Project Funding
                                                      Master Trust
            -         2,000,000         2,000,000     7.375%, due 12/15/14                       -       2,090,000      2,090,000
                                                                                     -------------   -------------   ------------
                                                                                         1,067,277       3,030,861      4,098,138
                                                                                     -------------   -------------   ------------

                                                     Total Corporate Bonds
                                                      (Cost $7,152,597,
                                                       $11,693,337, $18,845,934)         8,085,597      11,444,775     19,530,372
                                                                                     -------------   -------------   ------------

                                                     GOVERNMENTS & FEDERAL
                                                      AGENCIES (66.8%)

                                                     ARGENTINA (1.5%)
                                                     Republic of Argentina
            -         2,800,000         2,800,000     1.234%, due 8/3/12 (d)                     -       1,841,000      1,841,000
                                                                                     -------------   -------------   ------------
                                                                                                 -       1,841,000      1,841,000
                                                                                     -------------   -------------   ------------

                                                     AUSTRALIA (1.5%)
                                                     Australian Government
                                                      Series 808
 A$ 2,180,000    A$           -   A$    2,180,000     8.75%, due 8/15/08                 1,752,814               -      1,752,814
                                                                                     -------------   -------------   ------------
                                                                                         1,752,814               -      1,752,814
                                                                                     -------------   -------------   ------------

                                                     AUSTRIA (0.3%)
                                                     Republic of Austria
                                                      Series 2
  E   277,000     E           -    E      277,000     4.65%, due 1/15/18                   336,664               -        336,664
                                                                                     -------------   -------------   ------------
                                                                                           336,664               -        336,664
                                                                                     -------------   -------------   ------------

                                                     BELGIUM (0.7%)
                                                     Kingdom of Belgium
                                                      Series 42
      425,000                 -           425,000     3.00%, due 9/28/08                   503,247               -        503,247
                                                      Series 36
      270,000                 -           270,000     5.00%, due 9/28/11                   345,544               -        345,544
                                                                                     -------------   -------------   ------------
                                                                                           848,791               -        848,791
                                                                                     -------------   -------------   ------------

                                                     BRAZIL (11.0%)
                                                     Republic of Brazil
$           -     $   1,000,000    $    1,000,000     8.25%, due 1/20/34                         -         736,000        736,000
                                                      Series B
            -         1,475,000         1,475,000     8.875%, due 4/15/24 (f)                    -       1,183,688      1,183,688
            -         1,160,000         1,160,000     9.25%, due 10/22/10                        -       1,113,600      1,113,600
            -         2,425,000         2,425,000     9.375%, due 4/7/08 (f)                     -       2,449,250      2,449,250
            -         1,500,000         1,500,000     10.125%, due 5/15/27                       -       1,316,250      1,316,250
            -         1,650,000         1,650,000     11.00%, due 1/11/12                        -       1,674,750      1,674,750
            -         1,980,000         1,980,000     11.00%, due 8/17/40 (f)                    -       1,841,400      1,841,400
            -           850,000           850,000     11.50%, due 3/12/08                        -         901,000        901,000
            -           500,000           500,000     12.25%, due 3/6/30                         -         507,500        507,500
            -           900,000           900,000     14.50%, due 10/15/09                       -       1,055,250      1,055,250
                                                      Series 11BR
  Y30,000,000     Y           -    Y   30,000,000     4.75%, due 4/10/07                   268,887               -        268,887
                                                      Series 20YR
  $    41,047     $           -    $       41,047     8.00%, due 4/15/14                    37,681               -         37,681
      140,000                 -           140,000     11.00%, due 1/11/12                  142,100               -        142,100
                                                                                     -------------   -------------   ------------
                                                                                           448,668      12,778,688     13,227,356
                                                                                     -------------   -------------   ------------

                                                     CANADA (0.5%)
                                                     Canadian Government
 C$   380,000    C$           -   C$      380,000     5.50%, due 6/1/09                    297,067               -        297,067
      385,000                 -           385,000     5.75%, due 6/1/33                    302,225               -        302,225
                                                                                     -------------   -------------   ------------
                                                                                           599,292               -        599,292
                                                                                     -------------   -------------   ------------

                                                      COLOMBIA (3.1%)
                                                     Republic of Colombia
  $   180,000     $   1,370,000    $    1,550,000     8.125%, due 5/21/24                  153,000       1,164,500      1,317,500
            -         1,050,000         1,050,000     10.00%, due 1/23/12                        -       1,118,250      1,118,250
            -           500,000           500,000     10.375%, due 1/28/33                       -         502,500        502,500
            -           430,000           430,000     10.50%, due 7/9/10                         -         473,000        473,000
            -           300,000           300,000     11.75%, due 2/25/20                        -         352,500        352,500
                                                                                     -------------   -------------   ------------
                                                                                           153,000       3,610,750      3,763,750
                                                                                     -------------   -------------   ------------

                                                     DENMARK (0.7%)
                                                     Kingdom of Denmark
DK  4,985,000   DK            -  DK     4,985,000     5.00%, due 11/15/13                  842,207               -        842,207
                                                                                     -------------   -------------   ------------
                                                                                           842,207               -        842,207
                                                                                     -------------   -------------   ------------

                                                     DOMINICAN REPUBLIC (0.3%)
                                                     Dominican Republic
  $         -     $     500,000    $      500,000     9.04%, due 1/23/13 (c)                     -         367,500        367,500
                                                                                     -------------   -------------   ------------
                                                                                                 -         367,500        367,500
                                                                                     -------------   -------------   ------------

                                                     ECUADOR (2.4%)
                                                     Republic of Ecuador
                                                     Series REGS
            -         2,570,000         2,570,000     7.00%, due 8/15/30                         -       1,805,425      1,805,425
            -         1,055,000         1,055,000     12.00%, due 11/15/12 (c)                   -         938,950        938,950
                                                      Series REGS
            -           150,000           150,000     12.00%, due 11/15/12                       -         134,625        134,625
                                                                                     -------------   -------------   ------------
                                                                                                 -       2,879,000      2,879,000
                                                                                     -------------   -------------   ------------

                                                     EGYPT (0.6%)
                                                     Arab Republic of Egypt
                                                      Series REGS
            -           610,000           610,000     8.75%, due 7/11/11                         -         745,725        745,725
                                                                                     -------------   -------------   ------------
                                                                                                 -         745,725        745,725
                                                                                     -------------   -------------   ------------

                                                     EL SALVADOR (0.3%)
                                                     Republic of El Salvador
      100,000                 -           100,000     7.75%, due 1/24/23 (c)               109,000               -        109,000
            -           250,000           250,000     8.25%, due 4/10/32 (c)                     -         251,250        251,250
                                                                                     -------------   -------------   ------------
                                                                                           109,000         251,250        360,250
                                                                                     -------------   -------------   ------------

                                                     FRANCE (1.3%)
                                                     French Treasury Note
  E   500,000     E           -    E      500,000     4.75%, due 7/12/07                   632,386               -        632,386
                                                     Government of France                                                       -
      700,000                 -           700,000     5.25%, due 4/25/08                   902,473               -        902,473
                                                                                     -------------   -------------   ------------
                                                                                         1,534,859               -      1,534,859
                                                                                     -------------   -------------   ------------

                                                     GERMANY (4.0%)
                                                     Republic of Deutschland
                                                     Series 138
      145,000                 -           145,000     4.50%, due 8/18/06                   181,020               -        181,020
                                                      Series 01
    1,130,000                 -         1,130,000     5.00%, due 7/4/11                  1,450,511               -      1,450,511
                                                      Series 98
    1,367,000                 -         1,367,000     5.25%, due 1/4/08                  1,758,316               -      1,758,316
                                                      Series 99
      500,000                 -           500,000     5.375%, due 1/4/10                   653,679               -        653,679
                                                      Series 00
      500,000                 -           500,000     6.25%, due 1/4/30                    716,252               -        716,252
                                                                                     -------------   -------------   ------------
                                                                                         4,759,778               -      4,759,778
                                                                                     -------------   -------------   ------------

                                                     GREECE (0.7%)
                                                     Hellenic Republic
      607,000                 -           607,000    5.90%, due 10/22/22                   813,186               -        813,186
                                                                                     -------------   -------------   ------------
                                                                                           813,186                        813,186
                                                                                     -------------   -------------   ------------
                                                     ITALY (1.8%)
                                                     Buoni Poliennali del Tesero
    1,365,000                  -        1,365,000    5.50%, due 11/1/10                  1,795,332               -      1,795,332
                                                -    Republic of Italy
  Y33,000,000     Y            -   Y   33,000,000    3.80%, due 3/27/08                    335,631               -        335,631
                                                                                     -------------   -------------   ------------
                                                                                         2,130,963               -      2,130,963
                                                                                     -------------   -------------   ------------
                                                     IVORY COAST (0.2%)
                                                     Republic of Ivory Coast
                                                     Series 20 Year
  $         -     $   1,400,000    $    1,400,000    2.00%, due 3/29/18  (i)                     -         210,000        210,000
                                                                                     -------------   -------------   ------------
                                                                                                 -         210,000        210,000
                                                                                     -------------   -------------   ------------
                                                     JAPAN (1.0%)
                                                     Development Bank of Japan
  Y41,000,000     Y           -    Y   41,000,000    1.05%, due 6/20/23                    305,396               -        305,396
                                                     Japan Finance Corp. for
                                                     Municipal Enterprises
   90,000,000                 -        90,000,000    1.55%, due 2/21/12                    825,744               -        825,744
                                                                                     -------------   -------------   ------------
                                                                                         1,131,140               -      1,131,140
                                                                                     -------------   -------------   ------------
                                                     MEXICO (3.0%)
                                                     United Mexican States
  $         -     $     750,000    $      750,000    1.84%, due 1/13/09  (d)                     -         750,000        750,000
      150,000                 -           150,000    7.50%, due 1/14/12                    163,500               -        163,500
            -         2,450,000         2,450,000    8.125%, due 12/30/19                        -       2,664,375      2,664,375
                                                                                     -------------   -------------   ------------
                                                                                           163,500       3,414,375      3,577,875
                                                                                     -------------   -------------   ------------
                                                     NETHERLANDS (0.5%)
                                                     Netherlands Government
  E   500,000     E           -    E      500,000    3.75%, due 7/15/09                    606,388               -        606,388
                                                                                     -------------   -------------   ------------
                                                                                           606,388               -        606,388
                                                                                     -------------   -------------   ------------
                                                     NEW ZEALAND (0.8%)
                                                     New Zealand Government
                                                     Series 413

NZ$ 1,425,000   NZ$           -  NZ$    1,425,000    6.50%, due 4/15/13                    909,170               -        909,170
                                                                                     -------------   -------------   ------------
                                                                                           909,170               -        909,170
                                                                                     -------------   -------------   ------------
                                                     NORWAY (0.7%)
                                                     Norwegian Government

NK  5,390,000   NK            -  NK     5,390,000    5.50%, due 5/15/09                    833,976               -        833,976
                                                                                     -------------   -------------   ------------
                                                                                           833,976               -        833,976
                                                                                     -------------   -------------   ------------
                                                     PANAMA (1.5%)
                                                     Republic of Panama
            -           300,000           300,000    8.25%, due 4/22/08                          -         328,500        328,500
            -           400,000           400,000    8.875%, due 9/30/27                         -         404,000        404,000
            -           200,000           200,000    9.375%, due 7/23/12                         -         226,000        226,000
            -           770,000           770,000    9.625%, due 2/8/11                          -         873,950        873,950
                                                                                     -------------   -------------   ------------
                                                                                                 -       1,832,450      1,832,450
                                                                                     -------------   -------------   ------------
                                                     PERU (1.1%)
                                                     Republic of Peru
            -         1,300,000         1,300,000    9.125%, due 2/21/12                         -       1,365,000      1,365,000
                                                                                     -------------   -------------   ------------
                                                                                                 -       1,365,000      1,365,000
                                                                                     -------------   -------------   ------------
                                                     PHILIPPINES (2.3%)
                                                     Republic of Philippines
            -           510,000           510,000    9.375%, due 1/18/17                         -         529,125        529,125
            -         1,150,000         1,150,000    9.875%, due 1/15/19                         -       1,181,625      1,181,625
            -         1,000,000         1,000,000    10.625%, due 3/16/25  (f)                   -       1,075,000      1,075,000
                                                                                     -------------   -------------   ------------
                                                                                                 -       2,785,750      2,785,750
                                                                                     -------------   -------------   ------------
                                                     RUSSIA (8.0%)
                                                     Russian Federation
            -            28,205            28,205    5.00%, due 3/31/30 ( c)                     -          25,843         25,843
                                                     Series REGS
            -         7,884,750         7,884,750    5.00%, due 3/31/30                          -       7,230,316      7,230,316
            -             3,289             3,289    8.25%, due 3/31/10  (c)                     -           3,565          3,565
                                                     Series REGS
            -           816,251           816,251    8.25%, due 3/31/10                          -         883,592        883,592
                                                     Series REGS
            -           742,000           742,000    10.00%, due 6/26/07                         -         844,767        844,767
                                                     Series REGS
            -           500,000           500,000    11.00%, due 7/24/18                         -         644,250        644,250
                                                                                     -------------   -------------   ------------
                                                                                                 -       9,632,333      9,632,333
                                                                                     -------------   -------------   ------------
                                                     SOUTH AFRICA (1.3%)
                                                     Republic of South Africa
                                                     Series 3, Tranche 1
  E   400,000     E           -    E      400,000    7.00%, due 4/10/08                    526,731               -        526,731
            -           950,000           950,000    7.375%, due 4/25/12                         -       1,042,625      1,042,625
                                                                                     -------------   -------------   ------------
                                                                                           526,731       1,042,625      1,569,356
                                                                                     -------------   -------------   ------------
                                                     SPAIN (3.0%)
                                                     Bonos Y Obligacion del Estado
      250,000                 -           250,000    4.50%, due 7/30/04                    301,399               -        301,399
    2,035,000                 -         2,035,000    4.75%, due 7/30/14                  2,537,582               -      2,537,582
      612,000                 -           612,000    5.15%, due 7/30/09                    792,346               -        792,346
                                                                                     -------------   -------------   ------------
                                                                                         3,631,327               -      3,631,327
                                                                                     -------------   -------------   ------------
                                                     SWEDEN (0.6%)
                                                     Swedish Government
                                                     Series 1043
SK  4,625,000   SK            -  SK     4,625,000    5.00%, due 1/28/09                    633,985               -        633,985
                                                     Series 1045
      350,000                 -           350,000    5.25%, due 3/15/11                     48,390               -         48,390
                                                                                     -------------   -------------   ------------
                                                                                           682,375               -        682,375
                                                                                     -------------   -------------   ------------
                                                     TURKEY (4.1%)
                                                     Republic of Turkey
  $   200,000     $     500,000    $      700,000    9.875%, due 3/19/08                   219,500         548,750        768,250
            -           980,000           980,000    10.50%, due 1/13/08                         -       1,097,600      1,097,600
            -           400,000           400,000    11.75%, due 6/15/10                         -         472,500        472,500
            -           900,000           900,000    11.875%, due 1/15/30 (f)                    -       1,166,625      1,166,625
            -         1,170,000         1,170,000    12.375%, due 6/15/09                        -       1,386,450      1,386,450
                                                                                     -------------   -------------   ------------
                                                                                           219,500       4,671,925      4,891,425
                                                                                     -------------   -------------   ------------

                                                     UKRAINE (1.5%)
                                                     Ukraine Government
      100,000           150,000           250,000    6.875%, due 3/4/11 ( c)                96,500         144,750        241,250
      200,000           700,000           900,000    7.65%, due 6/11/13 ( c)               192,500         673,750        866,250
                                                     Series REGS
            -           612,091           612,091    11.00%, due 3/15/07                         -         667,791        667,791
                                                                                     -------------   -------------   ------------
                                                                                           289,000       1,486,291      1,775,291
                                                                                     -------------   -------------   ------------
                                                     UNITED KINGDOM (2.2%)
                                                     United Kingdom Treasury Bond
  L   725,000     L           -    L      725,000    4.25%, due 6/7/32                   1,172,540               -      1,172,540
      366,000                 -           366,000    5.00%, due 6/7/12                     650,410               -        650,410
      200,000                 -           200,000    6.25%, due 11/25/10                   380,980               -        380,980
      200,000                 -           200,000    7.50%, due 12/7/06                    378,575               -        378,575
                                                                                     -------------   -------------   ------------
                                                                                         2,582,505               -      2,582,505
                                                                                     -------------   -------------   ------------
                                                     URUGUAY (0.7%)
                                                     Republic of Uruguay
  $         -     $     700,000    $      700,000    7.50%, due 3/15/15                          -         539,000        539,000
            -           512,555           512,555    7.875%, due 1/15/33  (k)                    -         338,286        338,286
                                                                                     -------------   -------------   ------------
                                                                                                 -         877,286        877,286
                                                                                     -------------   -------------   ------------
                                                     VENEZUELA (3.6%)
                                                     Republic of Venezuela
            -         3,713,000         3,713,000    9.25%, due 9/15/27                          -       3,081,790      3,081,790
            -         1,000,000         1,000,000    9.375%, due 1/13/34                         -         822,500        822,500
            -           250,000           250,000    10.75%, due 9/19/13                         -         243,750        243,750
      200,000                 -           200,000    13.625%, due 8/15/18                  220,000               -        220,000
                                                                                     -------------   -------------   ------------
                                                                                           220,000       4,148,040      4,368,040
                                                                                     -------------   -------------   ------------
                                                     Total Governments & Federal
                                                     Agenciies
                                                     (Cost $24,564,616,
                                                     $49,090,202, $73,654,818)          26,124,834      53,939,988     80,064,822
                                                                                     -------------   -------------   ------------

                                                     LOAN PARTICIPATION (0.5%)

                                                     ALGERIA (0.4%)
                                                     Republic of Algeria
                                                     Term Loan, Tranch 3
                                                     Series Yen
  Y22,105,265     Y           -    Y   22,105,265    0.9375%, due 3/4/10  (d) (e)          190,295               -        190,295
                                                     Tranche 1
  $         -     $      79,487    $       79,487    2.00%, due 9/4/06  (d) (e)                  -          79,289         79,289
                                                     Tranche 3
            -           216,667           216,667    2.00%, due 3/4/10  (d) (e)                  -         211,250        211,250
                                                                                     -------------   -------------   ------------
                                                                                           190,295         290,539        480,834
                                                                                     -------------   -------------   ------------
                                                     MOROCCO (0.1%)
                                                     Kingdom of Morocco
                                                     Tranche A
            -           108,187           108,187    4.9928%, due 1/1/09 (d) (e)                 -         106,564        106,564
                                                                                     -------------   -------------   ------------
                                                                                                 -         106,564        106,564
                                                                                     -------------   -------------   ------------
                                                     THAILAND (0.0%) (B)
                                                     Thai Oil Co. Ltd.
                                                     Tranche 4
            -             8,893             8,893    3.00%, due 3/31/10  (d) (e)                 -           8,893         8,893
                                                                                     -------------   -------------   ------------
                                                                                                 -           8,893          8,893
                                                                                     -------------   -------------   ------------
                                                     Total Loan Participations
                                                     (Cost $149,574,
                                                      $377,722, $527,296)                  190,295         405,996        596,291
                                                                                     -------------   -------------   ------------

                                                     YANKEE BONDS (1.6%) (G)

                                                     ARGENTINA (0.6%)
                                                     YPF Sociedad Anonima
            -           650,000           650,000    9.125%, due 2/24/09                         -         724,750        724,750
                                                                                     -------------   -------------   ------------
                                                                                                 -         724,750        724,750
                                                                                     -------------   -------------   ------------
                                                     CAYMAN ISLANDS (0.5%)
                                                     PDVSA Finance Ltd.
                                                     Series 1998-1D
            -           750,000           750,000    7.40%, due 8/15/16                          -         600,000        600,000
                                                                                     -------------   -------------   ------------
                                                                                                 -         600,000        600,000
                                                                                     -------------   -------------   ------------
                                                     MEXICO (0.2%)
                                                     Grupo Transportacion Ferroviaria
                                                     Mexicana, S.A. de C.V.
      100,000           100,000           200,000    11.75%, due 6/15/09                    99,250          99,250        198,500
                                                                                     -------------   -------------   ------------
                                                                                            99,250          99,250        198,500
                                                                                     -------------   -------------   ------------
                                                     UNITED STATES (0.4%)
                                                     Hynix Semiconductor America

            -           450,000           450,000    8.625%, due 5/15/07 ( c)                    -         434,462        434,462
                                                                                     -------------   -------------   ------------
                                                                                                 -         434,462        434,462
                                                                                     -------------   -------------   ------------
                                                     Total Yankee Bonds
                                                      (Cost $96,856, $1,686,074,
                                                       $1,782,930)                          99,250       1,858,462      1,957,712
                                                                                     -------------   -------------   ------------

                                                     Total Long Term Bonds
                                                      (Cost $31,963,643,
                                                      $71,783,106, $103,746,749)        34,499,976      78,462,318    112,962,294
                                                                                     -------------   -------------   ------------

                                                     PURCHASED OPTIONS (0.0%) (B)

   NOTIONAL         NOTIONAL          NOTIONAL
    AMOUNT           AMOUNT            AMOUNT
-------------     -------------    --------------
                                                     UNITED KINGDOM (0.0%) (B)
                                                     British Pound Call/Euro Put
                                                     Strike Price 0.66
  L 1,550,000     L           -    L    1,550,000    Expire 9/28/04 (a)                     13,248               -         13,248
                                                                                     -------------   -------------   ------------
                                                                                            13,248               -         13,248
                                                                                     -------------   -------------   ------------
                                                     UNITED STATES (0.0%) (B)
                                                     Japanese Yen Call/U.S. Dollar Put
                                                     Strike Price 106.00
  Y 2,530,000     Y           -    Y    2,530,000    Expire 8/20/04 (a)                     19,443               -         19,443
                                                     United States Dollar Index
                                                     Strike Price 91.50
    3,800,000                 -         3,800,000    Expire 6/2/04 (a)                      30,400               -         30,400
                                                                                     -------------   -------------   ------------
                                                                                            49,843               -         49,843
                                                                                     -------------   -------------   ------------
                                                     Total Purchased Options
                                                      (Cost $99,923)                        63,091               -         63,091
                                                                                     -------------   -------------   ------------

   PRINCIPAL        PRINCIPAL        PRINCIPAL
    AMOUNT           AMOUNT            AMOUNT
-------------     -------------    --------------
                                                     SHORT-TERM INVESTMENTS (11.0%)

                                                     COMMERICAL PAPER (1.5%)
                                                     UBS Finance Delaware LLC
  $   495,000     $   1,370,000    $    1,865,000    1.02%, due 5/3/04                     494,972       1,369,922      1,864,894
                                                                                     -------------   -------------   ------------

                                                     Total Commercial Paper
                                                      (Cost $494,972, $1,369,922,
                                                      $1,864,894)                          494,972       1,369,922      1,864,894
                                                                                     -------------   -------------   ------------

    SHARES            SHARES           SHARES
-------------     -------------    --------------
                                                     INVESTMENT COMPANIES (2.9%)

            -           446,194           446,194    AIM International Funds
                                                      Group (m)                                            446,194        446,194
                                                     Merrill Lynch Premier
      200,000         2,805,670         3,005,670    Institutional Fund                    200,000       2,805,670      3,005,670
                                                                                     -------------   -------------   ------------
                                                                                           200,000       3,251,864      3,451,864
                                                     Total Investment Companies
                                                      (Cost $200,000, $3,251,864,
                                                      $3,451,864)                          200,000       3,251,864      3,451,864
                                                                                     -------------   -------------   ------------

   PRINCIPAL     PRINCIPAL      PRINCIPAL
     AMOUNT        AMOUNT         AMOUNT
-------------  -------------  --------------
                                               MASTER NOTE (0.1)
                                               Bank of America Securities LLC
  $         -  $     100,000  $      100,000   1.1874%, due 5/3/04  (l)                         -        100,000         100,000
                                                                                      -----------       --------     -----------

                                               Total Master Note
                                               (Cost $100,000)                                  -        100,000         100,000
                                                                                      -----------       --------    ------------

                                               REPURCHASE AGREEMENTS (6.5%)
                                               Countrywide Securities Corp.

                                                1.1324%, dated
                                                4/30/04 due
                                                5/3/04 (l)
                                                Proceeds at Maturity
                                                $2,000,189 (Collateralized
                                                by Various Bonds with a
                                                Principal Amount of
                                                $2,092,813 and a Market
            -      2,000,000       2,000,000    Value of $2,083,981)                            -      2,000,000       2,000,000
                                                                                      -----------      ---------     -----------

                                               Credit Suisse First Boston
                                                LLC 1.1124%,
                                                dated 4/30/04 due 5/3/04 (l)
                                                Proceeds at Maturity
                                                $2,000,185 (Collateralized
                                                by Various Bonds with a
                                                Principal Amount of
                                                $1,945,111 and a
            -      2,000,000       2,000,000    Market Value of $2,040,051)                     -      2,000,000       2,000,000
                                                                                      -----------     ----------     -----------

                                               Lehman Brothers, Inc.
                                                1.1124%, dated 4/30/04
                                                due 5/3/04  (l)
                                                Proceeds at Maturity $2,000,185
                                                (Collateralized by Various Bonds
                                                with a Principal Amount
                                                of $2,628,126 and a
            -      2,000,000       2,000,000    Market Value of $2,099,358)                     -      2,000,000       2,000,000
                                                                                      -----------     ----------     -----------
                                               Merrill Lynch & Co.
                                                1.1424%, dated 4/30/04
                                                due 5/3/04  (l)
                                                Proceeds at Maturity $146,014
                                                (Collateralized by Various
                                                Bonds with a Principal Amount
                                                of $143,235 and a
            -        146,000         146,000    Market Value of $153,304)                       -        146,000         146,000
                                                                                      -----------     ----------     -----------

                                               Morgan Stanley & Co.
                                                1.1424%, dated 4/30/04
                                                due 5/3/04 (l)
                                                Proceeds at Maturity
                                                $1,673,155 (Collateralized
                                                by Various Bonds
                                                with a Principal Amount
                                                of $2,160,939 and a
            -      1,673,000       1,673,000    Market Value of $1,753,515)                     -      1,673,000       1,673,000
                                                                                       ----------     ----------     -----------

                                               Total Repurchase Agreements
                                                (Cost $7,819,000)                               -      7,819,000       7,819,000
                                                                                      -----------     ----------     -----------

                                               Total Short-Term Investments
                                                (Cost $694,972, $12,540,786,
                                                 $13,235,758)                             694,972     12,540,786      13,235,758

                                               Total Investments
                                                (Cost $32,758,538,
                                                $84,323,892,
                                                $117,082,430) (n)              105.3%  35,258,039 (n) 91,003,104 (n) 126,261,143 (n)
                                               Liabilities in Excess of
                                                 Cash and Other Assets          (5.3)     950,050     (7,356,753)     (6,406,703)
                                                                               -----  -----------     ----------     -----------
                                               Net Assets                      100.0%  36,208,089     83,646,351     119,854,440
                                                                               =====  ===========     ==========     ===========

    NOTIONAL        NOTIONAL         NOTIONAL
     AMOUNT          AMOUNT          AMOUNT
-------------     -------------    --------------
                                                     WRITTEN OPTION (0.0%) (B)

                                                     UNITED KINGDOM
                                                     British Pound Call/Euro Put
                                                     Strike Price 0.63
  L(1,550,000)    L           -    L   (1,550,000)   Expire 9/28/04 (a)              $   -   $ (1,282)              -   $    (1,282)
                                                                                     -----   -----------   ----------   -----------

                                                     Total Written Option            $   -   $ (1,282)              -   $    (1,282)
                                                                                     =====   ===========   ==========   ===========
                                                     (Premium ($3,750))

(a)   Non-income producing security.

(b)   Less than one tenth of a percent.

(c)   May be sold to institutional investors only.

(d)   Floating rate. Rate shown is the rate in effect at April 30, 2004.

(e)   Restricted security.

(f)   Represents a security of which a portion is out on loan.

(g) Yankee Bond - Dollar denominated bond issued in the United States by a foreign bank or corporation.

(h) FLIRB (Floating Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over the initial 5 to 7 years of the life of the bond, and is then replaced by a floating rate coupon for the remaining life of the bond.

(i)   Issue in default.

(j)   Partially segregated as collateral for foreign currency forward contracts.

(k) CIK ("Cash in Kind") - Interest payment is made with cash or additional securities.

(l) Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.

(m)   The cost for federal income tax purposes is $117,369,087. .

(n) At April 30, 2004 net unrealized appreciation for securities was $8,892,056, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $11,588,352 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,696,296.

The following abbreviations are used in the above portfolio:

A$---Australian Dollar
C$---Canadian Dollar
DK---Danish Krone
E------Euro
Y------Japanese Yen
NZ$-New Zealand Dollar
NK---Norweign Krone
L------Pound Sterling
SK---Swedish Krona
$------U.S. Dollar

      STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2004 (UNAUDITED)

                                                             INTERNATIONAL     GLOBAL HIGH
                                                                 BOND            INCOME         PRO FORMA          PRO FORMA
                                                                 FUND             FUND         ADJUSTMENTS          COMBINED
                                                             -------------     -----------     -----------        ------------
ASSETS:
Investment in securities, at value*                          $  35,258,039     $91,003,104     $         -        $126,261,143
Cash                                                                 2,941         229,913               -             232,854
Cash denominated in foreign currencies                             330,444               -               -             330,444
Receivables:
       Dividends and interest                                      744,300       1,505,800               -           2,250,100
       Investment securities sold                                  405,000       1,385,000               -           1,790,000
       Fund shares sold                                            104,291         290,249               -             394,540
Unrealized appreciation on foreign currency
       forward contracts                                           148,537           9,014               -             157,551
Other assets                                                        23,671          26,151               -              49,822
                                                             -------------     -----------     -----------        ------------
            Total assets                                     $  37,017,223     $94,449,231     $         -        $131,466,454
                                                             -------------     -----------     -----------        ------------
LIABILITIES:
Securities lending collateral                                            -       8,365,194               -           8,365,194
Written option, at value**                                           1,282               -               -               1,282
Payables:
       Investment securities purchased                             494,958       1,369,883               -           1,864,841
       Fund shares redeemed                                          7,268         411,011               -             418,279
       Transfer agent                                               38,204          49,320               -              87,524
       Trustees                                                      1,278           1,505               -               2,783
       Manager                                                      14,259          52,846               -              67,105
       NYLIFE Distributors                                          20,343          45,794               -              66,137
       Custodian                                                     4,888           7,778               -              12,666
Accrued expenses                                                    44,229          42,877               -              87,106
Dividend payable                                                    97,031         456,672               -             553,703
Unrealized depreciation on foreign currency
       forward contracts                                            85,394               -               -              85,394
                                                             -------------     -----------     -----------        ------------
            Total liabilities                                      809,134      10,802,880               -          11,612,014
                                                             -------------     -----------     -----------        ------------
Net assets                                                   $  36,208,089     $83,646,351     $         -        $119,854,440
                                                             =============     ===========     ===========        ============

*Cost of investments in securities                           $  32,758,538     $84,323,892 (a) $         -        $117,082,430
**Premium received                                                   3,750               -               -               3,750

COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par
       value of $.01 per share) unlimited number
       of shares authorized:
       Class A                                               $      17,535     $    39,534     $    (2,098)       $     54,971
       Class B                                                      17,965          27,980          (2,173)             43,772
       Class C                                                       4,698          14,250            (571)             18,377
Additional paid-in capital                                      33,888,214      75,992,168           4,842         109,885,224
Accumulated undistributed net investment income                    173,938          92,719               -             266,657
Accumulated net realized gain on investments
       and written option transactions                            (750,837)        773,486               -              22,649
Accumulated net realized gain on foreign currency
       and foreign currency forward contracts                      291,733          18,148               -             309,881
Net unrealized appreciation on investments                       2,501,969       6,679,212               -           9,181,181
Net unrealized depreciation on translation of
       other assets and liabilities in foreign currencies
       and foreign currency forward contracts                       62,874           8,854               -              71,728
                                                             -------------     -----------     -----------        ------------
Net assets                                                   $  36,208,089     $83,646,351     $         -        $119,854,440
                                                             =============     ===========     ===========        ============

CLASS A
Net assets applicable to outstanding shares                  $  15,849,541     $40,550,854     $         -        $ 56,400,395
                                                             =============     ===========     ===========        ============
Shares of beneficial interest outstanding                        1,753,543       3,953,423        (209,852)(b)       5,497,114
                                                             =============     ===========     ===========        ============
Net asset value per share outstanding                        $        9.04     $     10.26     $         -        $      10.26
Maximum sales charge (4.50% of offering price)                        0.43            0.48               -                0.48
                                                             -------------     -----------     -----------        ------------
Maximum offering price per share outstanding                 $        9.47     $     10.74     $         -        $      10.74
                                                             =============     ===========     ===========        ============

CLASS B
Net assets applicable to outstanding shares                  $  16,137,953     $28,553,584     $         -        $ 44,691,537
                                                             =============     ===========     ===========        ============
Shares of beneficial interest outstanding                        1,796,533       2,797,977        (217,279)(b)       4,377,231
                                                             =============     ===========     ===========        ============
Net asset value and offering price per share outstanding     $        8.98     $     10.21     $         -        $      10.21
                                                             =============     ===========     ===========        ============


CLASS C
Net assets applicable to outstanding shares                  $   4,220,595     $14,541,913     $         -        $ 18,762,508
                                                             =============     ===========     ===========        ============
Shares of beneficial interest outstanding                          469,842       1,424,952         (57,134)(b)       1,837,660
                                                             =============     ===========     ===========        ============
Net asset value and offering price per share outstanding     $        8.98     $     10.21     $         -        $      10.21
                                                             =============     ===========     ===========        ============

------------
(a)   Identified cost includes $7,679,154 of securities loaned.

(b) Reflects new shares issued, net of retired shares of International Bond Fund. (Calculation: Net Assets / NAV per share)

 STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                             INTERNATIONAL     GLOBAL HIGH
                                                                 BOND            INCOME         PRO FORMA         PRO FORMA
                                                                 FUND             FUND         ADJUSTMENTS         COMBINED
                                                             -------------     -----------     -----------        -----------
INVESTMENT INCOME:
Income:
       Interest                                              $   1,503,442     $ 6,625,907     $         -        $ 8,129,349
       Dividends                                                     2,690           9,441               -             12,131
       Income from securities loaned - net                               -          20,667               -             20,667
                                                             -------------     -----------     -----------        -----------
            Total Income                                         1,506,132       6,656,015               -          8,162,147
                                                             -------------     -----------     -----------        -----------

Expenses:
       Manager                                                     237,286         532,127               -            769,413
       Transfer agent                                              163,890         217,052               -            380,942
       Distribution - Class B                                      117,303         203,530               -            320,833
       Distribution - Class C                                       21,802          92,860               -            114,662
       Service - Class A                                            38,377          91,195               -            129,572
       Service - Class B                                            39,101          67,864               -            106,965
       Service - Class C                                             7,267          30,986               -             38,253
       Professional                                                 46,757          48,842         (18,176)(a)         77,423
       Shareholder communication                                    34,672          42,934         (14,115)(a)         63,491
       Registration                                                 33,659          39,445         (13,684)(a)         59,420
       Custodian                                                    23,597          34,095               -             57,692
       Recordkeeping                                                14,636          28,681               -             43,317
       Trustees                                                      4,720           6,844          (2,241)(a)          9,323
       Amortization of Organization Expense                                          1,198                              1,198
       Miscellaneous                                                38,040          29,513         (18,956)(a)         48,597
                                                             -------------     -----------     -----------        -----------
            Total expenses before reimbursement                    821,107       1,467,166         (67,172)         2,221,101 (c)
Expense reimbursement from Manager                                (105,739)              -          33,393(b)         (72,346)
                                                             -------------     -----------     -----------        -----------
            Total expenses                                         715,368       1,467,166         (33,779)         2,148,755
                                                             -------------     -----------     -----------        -----------
Net investment income                                              790,764       5,188,849          33,779          6,013,392
                                                             -------------     -----------     -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS:
Net realized gain  from:
       Security transactions                                       812,793       2,532,668               -          3,345,461
       Foreign currency transactions                               915,690          37,308               -            952,998
       Written option transactions                                  22,811               -               -             22,811
Net realized gain on investments, written option and
                                                             -------------     -----------     -----------        -----------
       foreign currency transactions                             1,751,294       2,569,976               -          4,321,270
                                                             -------------     -----------     -----------        -----------

Net change in unrealized appreciation:
       Security transactions                                     1,495,460      (1,335,303)              -            160,157
       Written option transactions                                   2,468               -               -              2,468
       Translation of other assets and liabilities in
            foreign currencies and foreign currency
            forward contracts                                   (1,993,369)        (20,230)              -         (2,013,599)
                                                             -------------     -----------     -----------        -----------

Net unrealized loss on investments and foreign
       currency transactions                                      (495,441)     (1,355,533)              -         (1,850,974)
                                                             -------------     -----------     -----------        -----------
Net realized and unrealized loss on investments
       and foreign currency transactions                         1,255,853       1,214,443               -          2,470,296
                                                             -------------     -----------     -----------        -----------
Net increase in net assets resulting from operations         $   2,046,617     $ 6,403,292     $    33,779        $ 8,483,688
                                                             -------------     -----------     -----------        -----------

------------

(a)   Reflects adjustment in expenses due to elimination of duplicate services.

(b) It is anticipated that it will not be necessary for the Manager and Subadivsor to reimburse expenses of the Fund.

(c) NYLIM has voluntarily agreed to reimburse the Global High Income Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. Effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.51% of average daily net assets for Class A shares and 2.26% of average daily net assets for Class B and C shares.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- BASIS OF COMBINATION:

On September 21, 2004, the Board of Trustees of The MainStay Funds (the "Trust") approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to the approval by the shareholders of MainStay International Bond Fund ("International Bond Fund"), MainStay Global High Income Fund ("Global High Income Fund"), a series of the Trust, will acquire all of the assets of International Bond Fund, also a series of the Trust, and assume the liabilities of such Fund, in exchange for a number of shares of Global High Income Fund equal in value to the net assets of the International Bond Fund (the "Reorganization").

The Reorganization will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at April 30, 2004. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of International Bond Fund and Global High Income Fund at April 30, 2004. The unaudited pro forma statement of operations reflects the results of operations of International Bond Fund and Global High Income Fund for the year ended April 30, 2004. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for International Bond Fund and Global High Income Fund under generally accepted accounting principles in the United States. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Global High Income Fund for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund that are incorporated by reference in the Statements of Additional Information.

NOTE 2 -- SECURITY VALUATION:

The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

NOTE 3 -- CAPITAL SHARES:

The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of International Bond Fund by Global High Income Fund as of April 30, 2004. The number of additional shares issued was calculated by dividing the net asset value of each Class of International Bond Fund by the respective Class net asset value per share of Global High Income Fund.

NOTE 4 -- UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2004. International Bond Fund expenses were adjusted assuming Global High Income Fund's fee structure was in effect for the year ended April 30, 2004.

NOTE 5 -- USE OF ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 6 -- FEDERAL INCOME TAXES:

Each Fund's policy is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

The Funds intend to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset Global High Income Fund's capital gains in any given year, may be limited as a result of the previous reorganization. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      JOINT ACCOUNTS: Both parties must sign; the names of the parties signing should conform exactly to the name shown in the registration on the proxy card.

      ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

      For example:

                                REGISTRATION                                        VALID SIGNATURE
                                ------------                                        ---------------
CORPORATE ACCOUNTS
(1)   ABC Corp.........................................................   ABC Corp. John Doe, Treasurer
(2)   ABC Corp.........................................................   John Doe, Treasurer
(3)   ABC Corp. c/o John Doe...........................................   John Doe, Treasurer
(4)   ABC Corp. Profit Sharing Plan....................................   John Doe, Trustee

PARTNERSHIP ACCOUNTS
(1)   The XYZ Partnership..............................................   Jane B. Smith, Partner
(2)   Smith and Jones, Limited Partnership.............................   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)   ABC Trust........................................................   Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee u/t/d 12/28/78..............................   Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS
(1)   John B. Smith, Cust..............................................   John B. Smith, Custodian for John B.
      f/b/o John B. Smith, Jr.UGMA/UTMA                                   Smith Jr., UGMA/UTMA

(2)   Estate of John B. Smith..........................................   John B. Smith, Jr., Executor
                                                                          Estate of John B. Smith

                                   PROXY CARD

                               THE MAINSTAY FUNDS

     FOR SPECIAL MEETING OF SHAREHOLDERS OF MAINSTAY INTERNATIONAL BOND FUND

                         TO BE HELD ON JANUARY 18, 2005

      The undersigned shareholder of MainStay International Bond Fund (the "International Bond Fund"), a series of The MainStay Funds (the "Trust"), hereby constitutes and appoints Robert A. Anselmi, Patrick J. Farrell and Marguerite E.H. Morrison, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the International Bond Fund held in his or her name on the books of the International Bond Fund and which he or she is entitled to vote at the Special Meeting of Shareholders of the International Bond Fund, to be held at the principal offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on January 18, 2005, beginning at approximately 9:00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting with all the powers that the undersigned would possess if personally present, and designated on the reverse hereof.

      The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the International Bond Fund and the Proxy Statement/Prospectus dated December 3, 2004.

      The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of the assets of the Fund by the MainStay Global High Income Fund ("Global High Income Fund"), a series of the Trust, in exchange for shares of the Global High Income Fund and the assumption of all liabilities of the International Bond Fund by the Global High Income Fund; and (ii) the subsequent liquidation of the International Bond Fund. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

      Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

[ ]   Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE:  [X]

                                                                               FOR            AGAINST           ABSTAIN
PROPOSAL

          To approve an Agreement and Plan of Reorganization providing         [ ]              [ ]               [ ]
          for (i) the acquisition of the assets of the International
          Bond Fund by the Global High Income Fund, a series of the
          Trust, in exchange for shares of the Global High Income Fund and the assumption of all liabilities of the International
          Bond Fund by the Global High Income Fund; and (ii) the
          subsequent liquidation of the International Bond Fund.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Your proxy is important to assure a quorum at the Special Meeting of Shareholders of the International Bond Fund whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Signature(s): _____________________  Date: __________, 2004.

Signature(s): _____________________  Date: __________, 2004.

                               THE MAINSTAY FUNDS

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including The MainStay Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article IV of Registrant's Declaration of Trust states as follows:

      SECTION 4.3. MANDATORY INDEMNIFICATION.

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Trustee or officer:

            (i) against any liability to the Trust or a Series thereof or the shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

            (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

            (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
            (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (A) by the court or other body approving the settlement or other disposition; or

                  (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

      (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

            (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

      As used in this Section 4.3, a "Non-interested Trustee" is one who is not
(i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM  16. EXHIBITS

(1) Form of Declaration of Trust as Amended and Restated December 31, 1994 -- Previously filed as Exhibit a(4) to Post-Effective Amendment No. 53 to the Trust's Registration Statement.

(2) Amended and Restated By-Laws dated December 31, 1994 -- Previously filed as Exhibit 2(b) to Post-Effective Amendment No. 32 to the Trust's Registration Statement

(3)   Not Applicable.

(4) Form of Agreement and Plan of Reorganization -- Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(5) See the Declaration of Trust, as amended and supplemented from time to time (Exhibit 1, above), and the Amended and Restated By-Laws dated December 31, 1994 (Exhibit 2, above).

(6) (a) Amended and Restated Management Agreement between The MainStay Funds and New York Life Investment Management LLC -- Previously filed as Exhibit (d)(1)(a) to Post-Effective Amendment No. 62 to the Trust's Registration Statement

      (b) Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC -- Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 62 to the Trust's Registration Statement

(7) (a) Amended and Restated Master Distribution Agreement between the MainStay Funds and NYLIFE Distributors Inc. -- Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 62 to the Trust's Registration Statement

      (b) Form of Soliciting Dealer Agreement -- Previously filed as Exhibit e(2)(a) to Post-Effective Amendment No. 53 to the Trust's Registration Statement

(8)   Not Applicable.

(9) (a) Special Custody Agreement with State Street Bank -- Previously filed as Exhibit g to Post- Effective Amendment No. 53 to the Trust's Registration Statement

      (b) Custodian Contract with State Street Bank and Trust Company -- Previously filed as Exhibit g(1) to Post-Effective Amendment No. 53 to the Trust's Registration Statement

          (i) Amendment to Custodian Contract dated 6/23/98 -- Previously filed as Exhibit g(1)(i) to Post-Effective Amendment No. 53

          (ii) Amendment to Custodian Contract dated 1/27/97 -- Previously filed as Exhibit g(1)(ii) to Post-Effective Amendment No. 53

          (iii) Amendment to Custodian Contract dated 5/12/89 -- Previously filed as Exhibit g(1)(iii) to Post-Effective Amendment No. 53

          (iv) Amendment to Custodian Contract dated 6/30/88 -- Previously filed as Exhibit g(1)(iv) to Post-Effective Amendment No. 53

          (v) Amendment to Custodian Contract dated 4/27/92 -- Previously filed as Exhibit g(1)(v) to Post-Effective Amendment No. 53

          (vi) Amendment to Custodian Contract dated 10/25/88 -- Previously filed as Exhibit g(1)(vi) to Post-Effective Amendment No. 53

      (c) Fee schedule for Custodian Contract with State Street Bank and Trust Company -- Previously filed as Exhibit g(2) to Post-Effective Amendment No. 53 to the Trust's Registration Statement

          (i)   Amendment to Custodian Contract dated July 2, 2001 --
                 Previously filed as Exhibit g(2)(i) to Post-Effective Amendment No. 58 to the Trust's Registration Statement

      (d) Custodian Contract with The Bank of New York -- Previously filed as
          Exhibit 8(a) to Post-Effective Amendment No. 7 to the Trust's Registration Statement.

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) -- Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 62 to the Trust's Registration Statement.

      (b) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) -- Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 62 to the Trust's Registration Statement

      (c) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) -- Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 62 to the Trust's Registration Statement.

      (d) Form of Plan of Distribution pursuant to Rule 12(b)-1 (Class R2 shares) -- Previously filed as Exhibit m(4) to Post-Effective Amendment No. 65 to the Trust's Registration Statement.

(11) Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters. (filed herewith)

(12) Form of opinion of Dechert LLP regarding tax matters. (filed herewith)

(13) Not Applicable.

(14) (a) Consent of Registered Public Accounting Firm, KPMG LLP. (filed herewith)

     (b) Consent of Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (filed herewith)

(15) Not Applicable.

(16) Powers of Attorney - Previously filed with Post-Effective Amendments No. 55 and 56 to the Trust's Registration Statement.

ITEM  17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES

      As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of Registrant in the City of New York and the State of New York on the 29th of October, 2004.

                                 THE MAINSTAY FUNDS

                                 By: /s/ Gary E. Wendlandt
                                 -----------------------------------
                                 Gary E. Wendlandt*
                                 Chairman

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                                          TITLE

      /s/ Gary E. Wendlandt*             Chairman, President, Chief Executive
      ---------------------------        Officer and Trustee
      GARY E. WENDLANDT

      /s/ Patrick J. Farrell             Vice President, Treasurer and Chief
      ---------------------------        Financial and Accounting Officer
      PATRICK J. FARRELL

      /s/ Edward J. Hogan*               Trustee
      ---------------------------
      EDWARD J. HOGAN

      /s/ Charlynn Goins**               Trustee
      ---------------------------
      CHARLYNN GOINS

      /s/ Terry L. Lierman*              Trustee
      ---------------------------
      TERRY L. LIERMAN

      /s/ John B. McGuckian*             Trustee
      ---------------------------
      JOHN B. McGUCKIAN

      /s/ Donald E. Nickelson*           Trustee
      ---------------------------
      DONALD E. NICKELSON

      /s/ Richard S. Trutanic*           Trustee
      ---------------------------
      RICHARD S. TRUTANIC

      *By: /s/ Patrick J. Farrell
      ---------------------------
      As Attorney-in-Fact*

      **By: /s/ Patrick J. Farrell
      ----------------------------
      As Attorney-in-Fact**

      October 29, 2004

* Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 55 to the Trust's Registration Statement

** Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 56 to the Trust's Registration Statement

                                INDEX OF EXHIBITS


(11) Opinion and consent of Dechert LLP.

(12) Form of opinion of Dechert LLP regarding tax matters.

(14) (a) Consent of Independent Registered Public Accounting Firm (KPMG LLP.)

(14) (b) Consent of Independent Registered Public Accounting Firm
(PricewaterhouseCoopers LLP)